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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Extra Space Storage Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXTRA SPACE STORAGE INC.
2795 East Cottonwood Parkway, Suite 400
Salt Lake City, UT 84121

April 16, 2008

Dear Fellow Stockholder:

        I am pleased to invite you to the 2008 Annual Meeting of Stockholders of Extra Space Storage Inc., which will be held on Wednesday, May 21, 2008, at 11:00 a.m. Mountain Daylight Time at the Grand America Hotel in Salt Lake City, Utah.

        You will find more information about the meeting in the attached notice and proxy statement.

        We encourage you to vote so that your shares will be represented at the meeting. Information on how you may vote your shares appears on the enclosed proxy card.

Sincerely,

Kenneth M. Woolley
 Chairman of the Board and Chief Executive Officer

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS

Time:	11:00 a.m., Mountain Daylight Time, Wednesday, May 21, 2008
Place:	Grand America Hotel, 555 South Main Street, Salt Lake City, Utah 84111
Record Date:	Stockholders at the close of business on March 31, 2008 are entitled to vote
Matters to be voted upon:	•	Election of seven members of the board of directors for terms expiring at the 2009 annual meeting of stockholders and until their successors are duly elected and qualify;
	•	Approval of the Amendment and Restatement of the 2004 Long Term Incentive Compensation Plan;
	•	Ratification of the engagement of Ernst & Young LLP as the Company's independent registered public accounting firm for 2008; and
	•	Any other business properly brought before the meeting or any adjournments or postponements thereof.

        Whether you expect to attend the annual meeting, to ensure your representation, please mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. You may still vote in person if you attend the annual meeting. If you attend the meeting, you may continue to have your shares of common stock voted as instructed in the proxy or you may withdraw your proxy at the meeting and vote your shares of common stock in person.

        This notice of meeting and accompanying proxy statement are first being sent to our stockholders on or about April 16, 2008.

Charles L. Allen
 Secretary
Salt Lake City, Utah
 April 16, 2008

i

EXTRA SPACE STORAGE INC.

2795 East Cottonwood Parkway, Suite 400
Salt Lake City, Utah 84121

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

to be held at 11:00 a.m., Mountain Daylight Time, May 21, 2008 at the Grand America Hotel, 555 South Main Street, Salt Lake City, Utah 84111

        We are furnishing this proxy statement to our stockholders in connection with the 2008 annual meeting of stockholders.

        Our board of directors is soliciting proxies of our stockholders to vote their shares at the annual meeting. These proxy materials have been prepared by our management for the board of directors. This proxy statement and the accompanying form of proxy are first being sent to our stockholders on or about April 16, 2008.

VOTING

Voting Shares at the Annual Meeting

        A stockholder is entitled to vote at the annual meeting if our records show that the stockholder was a stockholder of record as of the close of business on March 31, 2008, the date our board of directors has selected as the record date for this meeting. At that time, a total of 66,437,222 shares of our common stock were outstanding and entitled to vote. Each share of our common stock has one vote. Proxy cards accompanying this proxy statement show the number of shares that each stockholder of record is entitled to vote. Stockholders do not have cumulative voting rights.

        Stockholders at the annual meeting will consider the election of directors and the other items listed on the notice of meeting. They may vote in favor of some or all of the nominees for director or may withhold their votes from some or all of the nominees. For all other proposals, they may vote for or against, or they may abstain from voting.

        Stockholders may vote in person at the annual meeting, or they may grant a proxy by marking, signing, dating, and returning the proxy cards in the postage paid envelopes provided.

        Shares will be voted as the stockholder of record instructs. The persons named as proxies on the proxy card, signed by the stockholder of record, will vote as recommended by our board of directors on any matter for which a stockholder has not given instructions. The board of directors' recommendations appear on page 3.

Revoking a Proxy

        Stockholders of record may revoke their proxy and change their votes any time before their votes are cast by:

  •
  giving written notice of revocation to our Corporate Secretary at our address prior to the annual meeting,

  •
  signing and forwarding to us a later dated proxy, or

  •
  attending the annual meeting and voting their shares of common stock in person.

Quorums and Vote Counting

        The annual meeting requires a quorum, which means that a majority of the shares issued and outstanding as of the record date must be represented at the meeting. If a stockholder grants a proxy or attends the meeting in person, that stockholder's shares will be counted to determine whether a quorum is present, even if the stockholder abstains from voting on some or all matters introduced at the meeting. "Broker nonvotes" (as described below) also count for quorum purposes.

        If shares are held through a broker, bank or other nominee, generally the nominee may vote the shares it holds for the stockholder in accordance with the stockholder's instructions. However, if the nominee has not received instructions within ten days prior to the meeting, the nominee may vote in its discretion only on matters that the New York Stock Exchange (the "NYSE") determines to be routine. If a nominee cannot vote on a particular matter because it is not routine, there is a "broker nonvote" on that matter.

        The seven nominees for director who receive the highest vote totals will be elected as directors. All other matters must be approved by a majority of the votes cast by stockholders who are present or represented and entitled to vote at the annual meeting. In addition, the total vote cast on the proposal to approve the amendment and restatement of our 2004 Long Term Incentive Compensation Plan must represent over 50% in interest of all shares of stock entitled to vote on the matter. Abstentions and broker nonvotes are counted as present and entitled to vote, but they are not counted as votes for or against any proposal and therefore have no effect on the outcome of the election of directors, or the proposal to ratify our Audit Committee's selection of our independent registered public accounting firm for 2008. Abstentions and broker nonvotes will also have no effect on the outcome of the proposal to approve the amendment and restatement of our 2004 Long Term Incentive Compensation Plan, unless holders of less than 50% in interest of all shares of stock entitled to vote on the proposal cast votes, in which event they will have the same effect as votes against the proposal.

        American Stock Transfer & Trust Company, our transfer agent and registrar, will assist in the distribution of proxy materials and tabulation of votes.

Costs of Soliciting Proxies

        We are paying the costs of soliciting proxies. In addition to solicitation by mail, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile, personal interview or otherwise without being paid additional compensation. We will also reimburse brokerage firms and other persons representing the beneficial owners of our shares for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners in accordance with the proxy solicitation rules and regulations of the Securities and Exchange Commission (the "SEC") and the NYSE.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 21, 2008

        This proxy statement and the accompanying annual report for fiscal year 2007 are available at the Company's website www.extraspace.com under Investor Relations.

Recommendations of the Board of Directors

        FOR the election of the following persons to the board of directors to serve until the 2009 annual meeting and until their successors are duly elected and qualify:

  Anthony Fanticola
  Hugh W. Horne
  Spencer F. Kirk
  Joseph D. Margolis
  Roger B. Porter
  K. Fred Skousen
  Kenneth M. Woolley

        FOR the approval of the amendment and restatement of the 2004 Long Term Incentive Compensation Plan.

        FOR the ratification of our Audit Committee's selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2008.

Principal Stockholders

        The following table shows the number of shares of our common stock beneficially owned by each person known to us as having beneficial ownership of more than five percent of our common stock based on filings with the SEC that were provided to the Company. The number of shares is as of the close of business on February 15, 2008.

Name	Number of Shares Owned	Percent of Class
Cohen & Steers Capital Management Inc. 280 Park Avenue 10th Floor New York, NY 10017	6,605,000	9.95%
ING Clarion Real Estate Securities 259 North Radnor-Chester Road Suite 205 Radnor, PA 19087	5,850,000	8.81%
Security Capital Research & Management, Inc. 10 South Dearborn Street Suite 1400 Chicago, IL 60603-2300	5,535,000	8.33%
RREEF Real Estate Securities Advisors, L.P. 875 N. Michigan Avenue 41st Floor Chicago, IL 60611	4,287,450	6.46%
Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, PA 19355-2331	4,200,000	6.32%
Barclays Global Investors, N.A. 45 Fremont Street San Francisco, CA 94105	3,855,000	5.80%

INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

Nominees for Directors

        The following table sets forth the name, age and the position(s) with us, if any, currently held by each person nominated as a director:

Name	Age	Title
Anthony Fanticola(2)	65	Director
Hugh W. Horne	63	Director
Spencer F. Kirk	46	President and Director
Joseph D. Margolis(1)	47	Director
Roger B. Porter(1),(2)	61	Director
K. Fred Skousen(1),(2)	65	Director
Kenneth M. Woolley	61	Chairman and Chief Executive Officer

(1)
Member of Audit Committee

(2)
Member of Compensation, Nominating and Governance Committee

        Anthony Fanticola, Member of the Compensation, Nominating and Governance Committee. Anthony Fanticola currently manages his personal portfolio. He formerly served as the owner, Chairman and Chief Executive Officer of A. Fanticola Companies, Inc., Oil Express, Inc. and Lube Pit, Inc. (parent companies of 90 Jiffy Lube stores located in Southern California, Seattle/Tacoma, Washington and Tucson, Arizona). Prior to his involvement with Oil Express, Inc. and Lube Pit, Inc., Mr. Fanticola owned and operated a variety of privately owned businesses and served as Vice President of Vons Food and Drug where he was responsible for overseeing approximately $800 million in sales. He has been a member of our board of directors since August 2004.

        Hugh W. Horne has served as President and Chief Executive Officer of Storageworld, L.P. and Storage Spot, Inc. since 1998. For 25 years, Mr. Horne was employed by Public Storage, Inc. where he served in a number of capacities. His primary responsibility was that of President of the Real Estate Development Group responsible for all aspects of development including approximately 750 self-storage properties totaling 45 million square feet, the development of approximately 100 commercial properties totaling six million square feet, and the acquisition of approximately 450 existing self-storage properties totaling 27 million square feet. At Public Storage, Mr. Horne also served as Corporate Secretary and as Vice President of Public Storage Management, Inc., its property management subsidiary. Mr. Horne holds a B.S. in business from Eastern New Mexico University. He has been a member of our board of directors since August 2004.

        Spencer F. Kirk was named the Company's President in September 2007 after a three year sabbatical. Prior to that time, he served as Executive Vice President of the Company's predecessor which he joined in June of 1998. Prior to that time, he co-founded and served as Chairman and Chief Executive Officer of Megahertz Corporation. Mr. Kirk holds a B.A. in finance and an M.B.A. from the University of Utah. He has been a member of our board of directors since August 2004.

        Joseph D. Margolis, Member of the Audit Committee. Joseph D. Margolis is a co-founding partner of Arsenal Real Estate Funds, a private real estate investment manager. Before forming Arsenal, Mr. Margolis held senior positions for twelve years at Prudential Real Estate Investors in portfolio management, capital markets and as General Counsel, and also served on the management and investment committees. Mr. Margolis is a graduate of Harvard College and Columbia University School of Law. He has been a member of our board of directors since February 2005.

        Roger B. Porter, Lead Independent Director, Chairman of the Compensation, Nominating and Governance Committee and a member of the Audit Committee. Roger B. Porter is the IBM Professor of Business and Government and the Master of Dunster House at Harvard University. He also is a Senior Scholar at the Woodrow Wilson International Center for Scholars. Mr. Porter served for more than a decade in various senior economic policy positions in the Ford, Reagan and George H.W. Bush White Houses. Under President George H.W. Bush, Mr. Porter served as Assistant to the President for Economic and Domestic Policy from 1989 to 1993. Mr. Porter is a director of Tenneco, Inc., Pactiv Corporation, Zions Bancorporation and Packaging Corporation of America. Mr. Porter holds a B.A. from Brigham Young University and was selected as a Rhodes Scholar and Woodrow Wilson Fellow, receiving his B.Phil. from Oxford University. He received his M.A. and Ph.D. from Harvard University. He has been a member of our board of directors since August 2004.

        K. Fred Skousen, Chairman of the Audit Committee and a member of the Compensation, Nominating and Governance Committee. K. Fred Skousen serves as Advancement Vice President at Brigham Young University. Previously, he was Dean of the Marriott School of Management and Director of the School of Accountancy at Brigham Young University. Mr. Skousen has been a consultant to the Financial Executive Research Foundation, the Controller General of the United States, the Federal Trade Commission and several large companies. Mr. Skousen currently serves on the audit committee and board of directors of Beneficial Financial Group. Mr. Skousen has served as a faculty member at the University of Minnesota, the University of California, Berkeley, and the

University of Missouri, as well as a faculty resident on the staff of the SEC and a faculty fellow at Price Waterhouse and Co. He served as Director of Research and a member of the Executive Committee of the American Accounting Association, is a former member of the American Institute of CPAs and is a former President of the Utah Association of CPAs. Mr. Skousen earned a B.A. from Brigham Young University and an M.A. and Ph.D. from the University of Illinois. He has been a member of our board of directors since August 2004.

        Kenneth M. Woolley, Chairman and Chief Executive Officer ("CEO"), is the founder of our Company and has served as our Chairman and Chief Executive Officer since its inception, and was formerly Chief Executive Officer of the Company's predecessor. He directs all strategic planning and oversees the development and acquisition activities for the Company. Mr. Woolley has been involved in the self-storage industry since 1977. He has been directly responsible for developing over 165 properties and acquiring over 625 self-storage properties throughout the United States. Early in his career he was a management consultant with the Boston Consulting Group. From 1979 to 1998, he was an Associate Professor, and later an Adjunct Associate Professor, of Business Administration at Brigham Young University, where he taught undergraduate and MBA classes in Corporate Strategy and Real Estate. Mr. Woolley has also developed more than 7,000 apartment units, and has been the founder of several companies in the retail, electronics, food manufacturing and natural resources industries. Mr. Woolley holds a B.A. in physics from Brigham Young University and an M.B.A. and Ph.D. in business administration from Stanford Graduate School of Business.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        The Company has adopted corporate governance guidelines titled "Corporate Governance Guidelines" which are available at www.extraspace.com under Investor Relations—Corporate Governance and in print to any stockholder that requests a copy. These principles were adopted by the board of directors to help ensure that the board of directors is independent from management, adequately performs its function as the overseer of management and that the interests of the board of directors and management align with the interests of the stockholders.

Director Independence

        In accordance with the NYSE rules, the board of directors affirmatively determines the independence of each director and nominee for election as a director in accordance with the rules as listed on the NYSE website. We have not adopted any additional standards for independence outside those listed by the NYSE. The listing requirements of the NYSE require that a majority of the members of a listed company's board of directors and that all members of its audit committee and compensation, nominating and governance committee be independent. Based on these standards, the board of directors has determined that each of the following non-employee directors is independent and has no relationship with the Company, except as a director and stockholder of the Company:

  Anthony Fanticola
  Hugh W. Horne
  Joseph D. Margolis
  Roger B. Porter
  K. Fred Skousen

Nomination for Directors

        The Compensation, Nominating and Governance Committee is responsible for screening potential director candidates and recommending qualified candidates to the board of directors for nomination. Stockholders' nominations for directors must be made in writing and include the nominee's written consent to the nomination and sufficient background information on the candidate to enable the committee to assess his or her qualifications. Nominations should be addressed to the Company's Corporate Secretary at the following address:

Extra Space Storage Inc., Attn: Corporate Secretary
2795 East Cottonwood Parkway, Suite 400
Salt Lake City, Utah 84121

Qualifications

        The board of directors has developed criteria that are designed to describe the qualities and characteristics desirable for the board of directors as a whole.

        The criteria are reviewed annually by the Compensation, Nominating and Governance Committee and the board of directors. In general, they require that each director:

  •
  is committed to enhancing long-term stockholder value and possesses a high level of personal and professional ethics;

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  has sound business judgment and integrity;

  •
  has financial literacy or other business or professional experience relevant to understanding our business;

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  has the ability to think and act independently; and

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  has demonstrated the capacity to work constructively with others.

Communications with the Board and its Committees

        Any stockholder or other interested parties may communicate with the board of directors, the independent board members, the chairman, any of the board of directors committees, or one or more of its individual members, by directing correspondence to any of them in care of the Corporate Secretary, Extra Space Storage Inc., 2795 East Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121 or by referring to the "Stockholder Communication Policy" at www.extraspace.com under Investor Relations—Corporate Governance.

Code of Business Conduct and Ethics

        Our Code of Business Conduct and Ethics (the "Code") outlines the principles of conduct and ethics to be followed by our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer. The purpose of the Code is to:

  •
  promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

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  promote avoidance of conflicts of interest, including disclosure to an appropriate person or committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

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  promote full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by the Company;

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  promote compliance with applicable governmental laws, rules and regulations;

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  promote the prompt internal reporting to an appropriate person or committee of violations of the Code;

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  promote accountability for adherence to the Code;

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  provide guidance to employees, officers and directors to help them recognize and deal with ethical issues; and

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  provide mechanisms to report unethical conduct and help foster our longstanding culture of honesty and accountability.

        A copy of the Code has been provided to, and signed by, each of our directors, officers and employees. A copy of our Code may be found on our website at www.extraspace.com under Investor Relations—Corporate Governance and will be provided in print to any stockholder that requests a copy.

Whistleblowing and Whistleblower Protection Policy

        The Audit Committee has established procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential and anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters. If you wish to contact the Audit Committee to report complaints or concerns relating to the financial reporting of the Company, you may do so by (i) calling the Compliance Hotline at 1-800-637-9894, (ii) emailing the Company's Compliance Email Box at whistleblower@extraspace.com, or (iii) delivering the report via regular mail, which may be mailed anonymously, to the Audit Committee, c/o Extra Space Storage Inc., 2795 East Cottonwood Parkway, Suite 400, Salt Lake City, Utah 84121.

MEETINGS AND COMMITTEES OF THE BOARD

Attendance at Meetings of the Board and its Committees

        The board of directors holds at least four regularly scheduled meetings per year and additional special meetings as necessary. Each director is expected to attend scheduled and special meetings, unless unusual circumstances make attendance impractical. The board of directors may also take action from time to time by written or electronic consent. For the year ended December 31, 2007, the board of directors conducted a total of 12 meetings. Each director attended at least 75% of the meetings of the board of directors and of any committees on which he served during this period.

Meetings of Non-Management Directors

        The non-management directors hold regularly scheduled meetings in executive session, without the presence of management. The board of directors chooses a lead independent director to chair the meetings of the non-management directors. Roger B. Porter currently serves as the lead independent director. Stockholders wishing to communicate directly with Mr. Porter or the non-management directors may send correspondence addressed in care of:

  Corporate Secretary
  Extra Space Storage Inc.
  2795 East Cottonwood Parkway, Suite 400
  Salt Lake City, Utah 84121

Committees of the Board of Directors

        The board of directors has two committees. The committees on which each director serves are listed in the biographical information for the directors above.

Audit Committee

        The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the independent auditors for the Company, and sole authority to establish pre-approval policies and procedures for audit and non-audit engagements with the independent auditors. The Audit Committee also oversees the operation of a comprehensive system of internal controls designed to ensure the integrity of our financial statements and reports and compliance with laws, regulations and corporate policies. Additionally, the Audit Committee oversees the independent auditor's qualifications, performance and independence; monitors communications with the independent auditor; and monitors the performance of the internal audit function at the Company. A copy of the Audit Committee's charter is available at the Company's website www.extraspace.com under Investor Relations—Corporate Governance and in print to any stockholder that requests a copy.

        In accordance with the rules of the NYSE, the board of directors has determined that each of the current members of the Audit Committee is independent as defined by the Audit Committee's charter and Sections 303.01(B)(2)(a) and (3) of the NYSE Listing Standards.

        The board of directors has determined that Mr. Skousen, is an "audit committee financial expert," as defined in the SEC's Regulation S-K, Item 407(d)(5).

Report of the Audit Committee

        The Audit Committee assists the board of directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company, as well as the Company's compliance with corporate policies, legal and regulatory requirements, including the Sarbanes-Oxley Act of 2002. During fiscal 2007, the Audit Committee met 12 times, and discussed with the Chief Executive Officer ("CEO"), Chief Financial Officer ("CFO"), controller, internal auditors and independent registered public accounting firm (external auditors), the SEC filings that contained financial information, prior to their public release. The Audit Committee's meetings include, whenever appropriate, executive sessions with the Company's independent registered public accountants and with the Company's internal auditors, in each case without the presence of the Company's management.

        In discharging its oversight responsibility, the Audit Committee received from the external auditors a formal written statement describing all relationships between the external auditors and the Company that might bear on the external auditors' independence and discussed with the external auditors their independence and any relationships that may impact their objectivity and independence. The Audit Committee also discussed with management, the internal auditors and the external auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization and responsibilities. The Audit Committee reviewed both with the external and internal auditors their audit plans, audit scope and identification of audit risks.

        In carrying out its responsibilities, the Audit Committee, among other things:

  •
  monitors preparation of quarterly and annual financial reports by the Company's management;

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  supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accountants;

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  oversees management's implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company's policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Company's internal auditing program; and

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  reviews, approves and/or ratifies related party transactions for which such approval is required under applicable law, including SEC and NYSE rules.

        During fiscal 2007, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with U.S. generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussion with the independent registered public accountants of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, including the quality of the Company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with Ernst & Young LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from Ernst & Young LLP to the Audit Committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

        In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company's internal and disclosure control structure. As part of this process, the Audit Committee met privately with the Company's head of Internal Audit and continued to monitor the scope and adequacy of the Company's internal auditing program, reviewing internal audit department staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Audit Committee conducted a performance self-evaluation for review with the board of directors that included a comparison of the performance of the Audit Committee with the requirements of its Charter.

        As set forth in the Audit Committee's Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is also responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The internal auditors are responsible for independently assessing such financial statements, principles and policies and internal controls and procedures as well as monitoring management's follow-up to any internal audit reports. The external auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q, and annually auditing the effectiveness of the Company's internal controls over financial reporting and other procedures. The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards.

        Taking all of these reviews and discussions into account, the undersigned Committee members recommended to the board of directors that the board of directors approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the SEC.

        Submitted by the Audit Committee,

  K. Fred Skousen (Chairman)
  Roger B. Porter
  Joseph D. Margolis

Compensation, Nominating and Governance Committee

        The Compensation, Nominating and Governance Committee (C/N/G Committee) operates under a written charter adopted by the board of directors. A copy is posted on the Company's website at

www.extraspace.com under Investor Relations—Corporate Governance is available and in print to any stockholder that requests a copy. The C/N/G Committee assesses the adequacy of the Committee's charter annually. The charter, which reflects the standards set forth in the SEC and NYSE rules and regulations, identifies the C/N/G Committee's primary duties and responsibilities as follows:

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  set corporate governance principles;

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  adopt a code of ethics;

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  adopt policies with respect to and to resolve conflicts of interest;

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  monitor the Company's compliance with corporate governance requirements of federal and state law and the rules and regulations of the NYSE;

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  review and determine the desirable balance of experience, qualifications and expertise among members of the board of directors;

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  review possible candidates for membership on the board of directors (including nominations proposed by stockholders) and recommend a slate of nominees for election as directors at the Company's Annual Meeting of Stockholders;

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  review the function and composition of the committees of the board of directors and recommend membership on such committees;

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  oversee the board of directors' evaluation of itself and its committees;

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  examine periodically the philosophy and structure of the Company's compensation programs; and

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  oversee and act on behalf of the board of directors with respect to the benefit and compensation plans of the Company.

        During 2007, the committee held five meetings. In performing its duties, the C/N/G Committee has the authority to take such action as it deems appropriate to implement the purposes of the C/N/G Committee. The C/N/G Committee may retain legal, accounting or other consultants, and meet in separate executive sessions with the Company's management, employees, and its compensation consultant.

        The C/N/G Committee has retained Mercer as a compensation consultant to advise the C/N/G Committee in connection with matters pertaining to executive compensation, including advising as to market levels and practices, plan design and implementation, and best practices and governance principles.

Compensation, Nominating and Governance Committee Interlocks and Insider Participation

        All members of the C/N/G Committee are independent Non-Management Directors. During 2007, none of the executive officers of the Company served on the board of directors or compensation committee of any entity whose officers served either on the board of directors of the Company or on the C/N/G Committee of the board of directors. No member of the C/N/G Committee has ever been an officer or employee of the Company or any of its subsidiaries.

Policy Regarding Board Attendance at Stockholders Meetings

        We encourage attendance at stockholders meetings by members of the board of directors and senior executives so that stockholders will have the opportunity to meet and question a representative group of our directors and senior executives. All seven of our directors attended the 2007 annual meeting of stockholders.

DIRECTOR COMPENSATION

        During 2007, all outside directors not employed by Extra Space Storage Inc. received director's fees of $30,000 per year and $2,500 per board meeting attended in person, $500 per committee meeting attended in person and $500 per teleconference board or committee meeting attended. Directors who served as the chair of the Audit Committee and the C/N/G Committee received additional annual compensation of $20,000 and $10,000, respectively. The lead independent director received additional annual compensation of $5,000. All non-employee directors also received an annual grant of 2,000 shares of common stock under the 2004 Non-Employee Director Plan. The following table sets forth the compensation paid to the Company's non-employee directors in 2007:

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)	All other compensation ($)	Total ($)
Anthony Fanticola	$47,000	$28,700	$—	$—	$75,700
Hugh W. Horne	45,000	28,700	—	—	73,700
Spencer F. Kirk(2)	32,500	28,700	—	—	61,200
Joseph D. Margolis	50,500	28,700	—	—	79,200
Roger B. Porter	67,500	28,700	—	—	96,200
K. Fred Skousen	73,500	28,700	—	—	102,200

Total	$316,000	$172,200	$—	$—	$488,200

(1)
Each non-employee director received 2,000 shares of common stock on August 1, 2007 valued at $14.35 per share. Dollar amounts represent the SFAS No. 123 (revised 2004) "Shared-Based Payment" ("SFAS 123R") amounts as reported in the Company's notes to the financial statements in its 2007 Form 10-K filed with the SEC.

(2)
Fees paid prior to becoming the Company's President in September 2007.

EXECUTIVE OFFICERS

        Information for Kenneth M. Woolley and Spencer F. Kirk is contained above under the heading "Information about the Board of Directors and its Committees—Nominees for Directors." Information with regard to our other executive officers is set forth below. All of our executive officers are elected as officers at the annual organizational meeting of the board of directors held following each annual meeting of stockholders.

        Kent W. Christensen, 48, has served as our Executive Vice President and Chief Financial Officer since November 2006, was our Senior Vice President and Chief Financial Officer from 2004 to 2006 and was the Chief Financial Officer of our predecessor from 1998 to 2004. Prior to joining our predecessor, Mr. Christensen was the Chief Financial Officer of Source One Management for ten years, where he designed and installed financial and accounting systems. Prior to his time at Source One, he worked at KPMG Peat Marwick. Mr. Christensen holds a B.S. and a Masters in Accounting from Utah State University.

        Charles L. Allen, 58, has served as our Executive Vice President, Chief Legal Officer ("CLO") and Secretary since November 2006 and was our Senior Vice President, Chief Legal Officer and Secretary from 2004 to 2006. He was the General Counsel of our predecessor from 1998 to 2002. From 2002 to 2003, he served as Senior Vice President of Development. He coordinates and supervises all acquisition, development and corporate matters nationwide. Prior to joining our predecessor, Mr. Allen was a Senior Managing Partner at Allen, Nelson, Hardy & Evans and Associate General Counsel for Megahertz Corporation until it was acquired by US Robotics/3 Com Corporation. Mr. Allen holds a

B.S. in accounting from Brigham Young University and a J.D. from the J. Reuben Clark Law School of Brigham Young University.

        Karl Haas, 56, has served as our Executive Vice President of Operations and Chief Operating Officer ("COO") since November 2006 and was our Senior Vice President of from the acquisition of Storage USA in July 2005 to 2006. Prior to the acquisition of Storage USA, Mr. Haas was the Executive Vice President of Management for Storage USA from 1994 to July 2005. He was Executive Vice President of Storage USA Management Corp. from 1988 to 1991. During 1991, Mr. Haas became Storage USA Management Corp.'s President and Chief Operating Officer. Mr. Haas received his B.S. in business administration, with an emphasis in accounting, from the University of Maryland at College Park. Mr. Haas worked for Arthur Young & Co. for ten years, leaving in 1983 as an Audit Principal. In 1983, Mr. Haas joined a local Baltimore, Maryland real estate developer/entrepreneur. From 1983 through 1988, he fulfilled various roles, including accounting, finance and management of various real estate management and other operating businesses.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

        The Company's executive compensation philosophy, policies, and program are under the supervision of the Compensation Nominating and Governance Committee of the board (referred to in this Compensation Discussion and Analysis as the "Committee"). The Committee is composed entirely of independent board members. A description of the composition, authority, and responsibilities of the committee are found in "Corporate Governance—Committees of the Board of Directors."

        The Committee's primary responsibilities with respect to compensation are to:

  •
  establish the Company's total compensation philosophy, and ensure that the compensation programs of the Company reflect that philosophy;

  •
  establish the compensation of the CEO;

  •
  review and approve the CEO's compensation recommendations with respect to other executives;

  •
  monitor awards under the Company's equity compensation plans; and

  •
  report routinely to the board in executive sessions.

General Philosophy

        The philosophy underlying our executive compensation policies is to align management's incentives with the long-term interests of stockholders and to be competitive with comparable employers. Accordingly, we have structured the executive compensation program to:

  •
  reinforce a results-oriented culture with executive pay that reflects Company and individual performance against business objectives and high ethical standards;

  •
  provide compensation that attracts, retains and motivates key executives;

  •
  emphasize variable performance-based compensation, commensurate with an executive's increasing responsibilities; and

  •
  align the interests of stockholders and the Company's executives by implementing compensation programs that provide for acquiring and retaining significant equity interests in the Company by senior executives.

        Each named executive officer's total compensation is comprised of the following elements designed to complement each other:

  •
  base salary

  •
  annual incentive bonus

  •
  long term incentives through stock options and restricted stock; and

  •
  other benefits typically offered to executives by major U.S. corporations.

Setting Executive Compensation

        In order to ensure the fulfillment of the general philosophy as outlined above and to assist in establishing the Company's aggregate level of compensation, the Committee engages a nationally recognized compensation consulting firm, Mercer, that reports directly to the Committee to maintain its independence.

        Working with the consultant, the Committee developed a list of eleven comparable companies, all REITs, that are similar to the Company in enterprise value, number of employees, number of properties, and total revenue. The Committee also took into consideration such elements as joint venture properties and unconsolidated revenues. The companies used in the comparator group are:

  •
  AvalonBay Communities, Inc.

  •
  Camden Property Trust

  •
  Colonial Properties Trust

  •
  Equity Lifestyle Properties, Inc.

  •
  Essex Property Trust, Inc.

  •
  First Industrial Realty Trust

  •
  Home Properties

  •
  Mid-America Apartment Communities, Inc.

  •
  Sovran Self Storage, Inc.

  •
  U-Store-It Trust

  •
  UDR, Inc.

        The group included two direct competitors, Sovran Self Storage, Inc. and U-Store-It Trust. The remaining companies represent publicly traded REITs with market capitalizations comparable to Extra Space and that generally recruit individuals to fill senior management positions who are similar in skills and background of those recruited by the Company. We also consider historical compensation levels and the relative compensation levels among the Company's senior executive officers as well as other industry conditions and the overall effectiveness of our compensation program.

        The Committee attempts to design programs that deliver total compensation for executives that approximates the 50th percentile (size adjusted) of the comparator group for the achievement of "at target" performance. Actual payouts may be substantially above or below the 50th percentile depending on actual performance compared to the target and based on individual performance related goals.

Management's Role in the Compensation-Setting Process

        For the CEO, the consulting firm provides market data regarding salary, annual cash incentive award targets, and long-term incentive compensation awards, and provides advice directly to the Committee as it makes decisions with respect to compensation.

        For the other executives, the CEO provides the initial recommendations regarding salary, annual cash incentive awards and other long-term incentive compensation awards. His recommendations are based on his evaluation of each senior executive's performance against business performance targets and objectives. The Committee reviews these recommendations in light of the market data prepared by the consulting firm. For other forms of compensation and benefits, management generally makes initial recommendations that are considered by the Committee.

        The following describes each element of our executive compensation program, along with a discussion of the decisions taken by the Committee with respect to that aspect of compensation for 2007.

Base Salary

        Base salary is a critical element of executive compensation as it provides executives with assured monthly cash compensation. In determining base salaries, we consider a number of factors including the executive's qualifications and experience, scope of responsibility, the goals and objectives established for the executive, the executive's past performance, the salaries paid to the position within the compensation peer group, and the relative position of base salaries among executives.

Annual Incentive Bonus

        The annual incentive bonus provides senior executives an opportunity annually to earn a cash bonus for achieving specified performance based goals for the fiscal year. These performance based goals are tied half to their performance relative to specified individual goals and half to the financial operating performance of the Company.

        The financial performance goals set for 2007 specifically related to the Company's achievement of a specific Funds From Operations ("FFO") target. The portion of bonus based on FFO could incrementally increase or decrease based on meeting, exceeding, or failing to meet the FFO target.

        The Company 2007 FFO performance of $1.10, excluding the effect of auction rate securities, resulted in the payment of 110% of the portion of the bonus related to the achievement of the FFO goal.

        The CEO and CLO were paid the full 50% of their bonus related to individual performance related goals, and the CFO and COO were paid at 223% and 168% of the bonus related to individual personal goals, respectively. The additional amounts paid to the CFO and the COO reflected their outstanding performance of achieving difficult objectives in a challenging environment, including the following:

  •
  successful financings completed at favorable terms;

  •
  properties acquired at attractive capitalization rates;

  •
  industry leading same-store performance;

  •
  industry leading FFO growth; and

  •
  successful cost containment at same-store properties.

Long Term Incentives

        The Long Term Incentive Program allows for awards of stock options and grants of restricted stock under the Company's 2004 Long Term Incentive Compensation Plan. The goals of the Company's equity awards are to: (1) align the interests of each executive officer with those of our stockholders by providing each individual with a significant incentive to manage the Company from the perspective of a stockholder with an equity stake in the business, and (2) encourage long-term retention of key employees by virtue of vesting conditions imposed on typical equity awards. Employees must remain employed by the Company for a fixed period of time in order for the equity awards to vest fully. Typically, option awards and grants of restricted stock vest over a four-year period at the rate of 25% per year and the options have a term of ten years. Vesting ceases upon termination of employment and unvested options and grants of restricted stock are cancelled upon termination of employment. The right to exercise vested options ceases 90 days after termination of employment, except that in the case of death, disability or retirement, the exercise period extends until one year after such termination of employment. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including voting rights and the right to receive dividends or dividend equivalents.

        In February 2007, as part of the total compensation package, grants of both stock options and restricted stock were given to the named executive officers. In September 2007, Mr. Kirk received an option grant upon joining the Company as President.

        In February 2008, grants of both stock options and restricted stock were given to the named executive officers as part of their 2008 annual compensation package reflecting data gathered as part of the comparator group survey. The restricted stock grant given to the CFO had 25% vest immediately upon grant and the remaining 75% will vest over four years. This accelerated vesting was intended to act as a discretionary stock bonus for his performance in 2007.

        Until the second quarter of 2007, the exercise price of our stock options was based on the five day average of our stock price prior to the date of grant. Accordingly, we amended the 2004 Long Term Incentive Compensation Plan to provide that the exercise price of our stock option grants would be set based on the closing price of our common stock on the date of grant. Stock option awards and grants of restricted shares are discussed and reviewed at regularly scheduled meetings of the Committee. By taking such actions at regularly scheduled meetings, the Committee seeks to avoid even the possibility that there could be an appearance that the grant timing was manipulated to affect the value of the awards. We do not have any program, plan or practice to coordinate stock option grants with the release by us of material non-public information or any other investor relations activities.

Employee Benefits and Other

        In order to attract, retain and pay market levels of compensation, we provide our named executive officers and other employees the following benefits and perquisites.

        Medical Insurance.    The Company makes available to each named executive officer and their spouses and children such health, dental and vision insurance coverage as the Company may from time to time make available to its other corporate employees. A portion of the insurance coverage is paid by the Company.

        Life Insurance.    The Company provides each named executive officer such life insurance as the Company may from time to time make available to its other corporate employees.

        Relocation Costs.    Due to the Storage USA acquisition in 2005, it was necessary for certain employees to relocate to Salt Lake City, Utah. Relocations costs were paid by the Company for such moves.

        Pension Benefits.    We do not provide defined benefit pension arrangements or post-retirement health coverage for our executives or employees. Our executive officers are eligible to participate in our 401(k) defined contribution plan. The Company currently matches 100% of the first three percent of an employee's compensation contributed by each employee to our 401(k) plan and then 50% of the next two percent of an employee's compensation contributed.

        Nonqualified Deferred Compensation.    We have not established any nonqualified defined contribution or other deferred compensation plans.

        Post-Termination Benefit.    We believe that reasonable severance benefits for our named executive officers are important because it may be difficult for our named executive officers to find comparable employment within a short period of time following certain qualifying terminations. Accordingly, the employment agreements we have entered into with our named executive officers provide for severance benefits in specified circumstances.

        Other.    We limit the perquisites that we make available to our executive officers, particularly in light of the potential for abuse associated with such perquisites. Our executives are entitled to few benefits that are not otherwise available to all of our employees. The aggregate value of these other benefits was less than $10,000 for each executive officer in the last fiscal year.

Policy Regarding Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the company's chief executive officer and four other most highly paid executive officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. The Company's CEO, CFO, and CLO are employed by our operating partnership Extra Space Storage LP and not by Extra Space Storage Inc. their compensation is not subject to the deduction limits of Section 162(m).

        However, if our CEO, CFO, and CLO were paid by Extra Space Storage Inc. and including our President and COO, the non-performance based compensation paid in cash to our named executive officers in 2007 did not exceed the $1 million limit per officer, and the Committee does not anticipate that the non-performance based compensation to be paid in cash to our executive officers for 2008 will exceed that limit. In addition, our equity incentive plan has been structured so that any compensation paid in connection with the exercise of option grants under that plan, with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation. Restricted stock, which vests solely over time, will not qualify as performance based compensation.

Compensation Committee Report

        The Committee has reviewed and discussed the Compensation Discussion and Analysis with the Company's management and, based on our review and discussions, the Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

        Submitted by the Compensation, Nominating and Governance Committee

  Roger B. Porter, Chairman
  K. Fred Skousen
  Anthony Fanticola

Executive Compensation

Summary Compensation Table

        The following table sets forth the total compensation earned during the years ended December 31, 2007 and 2006 by our Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer, and Chief Legal Officer. We refer to these executive officers throughout this proxy statement as our named executive officers.

Name and principal position	Year		Salary	Non-equity incentive plan compensation (1)	Stock awards (2)		Option awards (2)	All other compensation (5)	Total
Kenneth M. Woolley Chairman and Chief Executive Officer	2007 2006		$400,000 311,000	$420,000 233,250	$63,897 —		$99,838 42,011	$33,369 13,665	$1,017,104 599,926
Spencer F. Kirk President	2007 2006	(3) (3)	111,530 —	— —	— —		8,022 —	1,843 —	121,395 —
Kent W. Christensen Chief Financial Officer	2007 2006		325,000 255,000	325,000 127,500	261,748 —	(4)	56,050 27,136	30,348 18,846	998,146 428,482
Charles L. Allen Chief Legal Officer	2007 2006		275,000 233,000	173,250 116,500	21,299 —		32,095 17,638	20,901 14,461	522,545 381,599
Karl Haas Chief Operating Officer	2007 2006		300,000 260,000	250,000 117,000	240,671 203,350		51,716 37,259	56,242 229,734	898,629 847,343

(1)
Represents amounts earned under the Company's 2007 and 2006 annual incentive plans.

(2)
Represents FAS 123R expense amounts as reported in the Company's notes to the Financial Statements in its 2007 and 2006 form 10-K filed with the SEC.

(3)
Spencer F. Kirk assumed his full time role as President in September 2007. Prior to that time he served as a director of the Company.

(4)
Includes immediate vesting of 15,000 shares that were granted on on February 13, 2008 that related to 2007 performance.

(5)
All other compensation in 2007 and 2006 includes:

Name		Defined contribution plans(a)	Group term life insurance premiums	Other medical insurance	Relocation expense(b)		Dividends on restricted stock	Total other compensation
Kenneth M. Woolley	2007 2006	$11,922 4,219	$459 324	$10,413 9,122	$	— —	$10,575 —	$33,369 13,665
Spencer F. Kirk	2007 2006	— —	108 —	1,735 —		— —	— —	1,843 —
Kent W. Christensen	2007 2006	12,494 9,400	391 324	10,413 9,122		— —	7,050 —	30,348 18,846
Charles L. Allen	2007 2006	6,602 5,080	361 259	10,413 9,122		— —	3,525 —	20,901 14,461
Karl Haas	2007 2006	6,942 8,210	562 562	10,413 9,122		— 172,027	38,325 39,813	56,242 229,734

(a)
Represents matching contributions made by the Company to the 401(k) plan. Currently, the rate of match is 100% of the first three percent contributed and then 50% of the next two percent contributed.

(b)
Due to the Storage USA acquisition in 2005, it was necessary for certain employees to relocate to Salt Lake City, Utah. Relocations costs were paid by the Company for such moves.

Grants of Plan-Based Awards

					All other stock awards: number of shares of stock or units(2)	All other option awards: number of securities underlying options
		Estimated future payouts under non-equity incentive plan awards
									Grant date fair value of option awards
Name								Exercise or base price of option awards ($/Share)
	Grant date	Threshold	Target(1)	Maximum(1)
Kenneth M. Woolley	2/21/2007	—	$200,000	$300,000	15,000	100,000	(3)	$19.91	$2.70
Spencer F. Kirk	9/6/2007	—	131,250	196,875	—	75,000	(4)	15.07	1.35
Kent W. Christensen	2/21/2007	—	157,500	236,250	10,000	50,000	(3)	19.91	2.70
Charles L. Allen	2/21/2007	—	87,000	130,500	5,000	25,000	(3)	19.91	2.70
Karl Haas	2/21/2007	—	118,125	177,188	—	25,000	(3)	19.91	2.70

(1)
Amounts relate to the 50% of the annual incentive bonus that is tied to the FFO target as described in the annual incentive bonus above.

(2)
Grants of restricted stock awards under the 2004 Long Term Incentive Compensation Plan ("Incentive Plan") related to the 2007 total compensation package for the named executive officers. The shares have dividend and voting rights and vest ratably over four years.

(3)
Grants of stock options under the Incentive Plan related to the 2007 total compensation package for the named executive officers. The options vest ratably over four years. The option exercise price was determined using the 5 day average closing stock price prior to the date of the grant.

(4)
Mr. Kirk received 75,000 stock options upon his hiring as President. The options vest ratably over four years. The option exercise price was the closing stock price on the date of grant.

Options Exercised and Stock Vested

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise	Value realized on exercise	Number of shares acquired on vesting	Value realized on vesting
Kenneth M. Woolley	—	$—	—	$—
Spencer F. Kirk	—	—	—	—
Kent W. Christensen	—	—	—	—
Charles L. Allen	—	—	—	—
Karl Haas	—	—	15,000	239,000

2007 Outstanding Equity Awards at Fiscal Year-end

					Stock awards
	Option awards
						Equity incentive plan awards: Market value of unearned shares that have not vested(3)
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable(1)	Option exercise price	Option expiration date	Equity incentive plan awards: Number of unearned shares that have not vested(2)
Kenneth M. Woolley	112,500 —	37,500 100,000	$12.50 19.91	8/12/2014 2/21/2017	15,000	$214,350
Spencer F. Kirk	—	75,000	15.07	9/6/2017	—	—
Kent W. Christensen	75,000 —	25,000 50,000	12.50 19.91	8/12/2014 2/21/2017	10,000	142,900
Charles L. Allen	48,750 —	16,250 25,000	12.50 19.91	8/12/2014 2/21/2017	5,000	71,450
Karl Haas	50,000 —	50,000 25,000	15.53 19.91	7/14/2015 2/21/2017	32,500	464,425

(1)
Stock options vest ratably over four years from the date of grant which is 10 years prior to the expiration date.

(2)
Vesting of the restricted stock grants are as follows: Mr. Woolley, Mr. Christensen, and Mr. Allen's shares vest ratably over four years from the date of grant of February 21, 2007. Mr. Haas's 32,500 shares vest as follows: 25,000 shares vest half on July 14, 2008 with the remainder vesting on July 14, 2009; 7,500 shares vest ratably over the remaining three years on December 16, 2008, 2009, and 2010.

(3)
Market value at year-end is based on the closing trading price of our stock on December 31, 2007, which was $14.29.

Employment Agreements with Executive Officers

        We have entered into employment agreements with Messrs. Kenneth M. Woolley, Kent W. Christensen, Charles L. Allen and Karl Haas. The employment agreements provide for Mr. Woolley to serve as our Chairman and Chief Executive Officer, Mr. Christensen to serve as our Executive Vice President and Chief Financial Officer, Mr. Allen to serve as our Executive Vice President and Chief Legal Officer, and Mr. Haas to serve as our Executive Vice President and Chief Operating Officer. These employment agreements require the executives to devote substantially all of their business attention and time to the Company's affairs, with certain specified exceptions. Spencer F. Kirk, President, currently does not have an employment agreement with the Company.

        The employment agreements each have a term of three years with automatic one year renewals unless at least ninety days notice of non-renewal is given. The agreements for Mr. Woolley, Mr. Christensen and Mr. Allen commenced on August 17, 2004, while the agreement with Mr. Haas commenced on July 14, 2005.

        The employment agreements provide for:

  •
  an annual base salary, subject to increase by the Company's board of directors in its sole discretion;

  •
  eligibility for annual bonuses;

  •
  eligibility for participation in the Company's 2004 Long Term Stock Incentive Compensation Plan; and

  •
  participation in all of the employee benefit plans and arrangements made available by us to the Company's similarly situated executives.

        Messrs. Woolley's, Christensen's, Allen's and Haas's employment agreements provide that, if their employment is terminated by us without "cause" or by Messrs. Woolley, Christensen, Allen, and Haas for "good reason" (each as defined in their employment agreements), they will be entitled to the following severance payments and benefits to be paid within 30 days of the end of employment: (1) two years of annual base salary and two times the average of the two previous annual bonuses, (2) annual salary and other benefits earned and accrued under the applicable employment agreement prior to the termination of employment, (3) two year continuation of health benefits and (4) acceleration of vesting of incentive compensation and any non-qualified pension or deferred compensation benefits.

        Upon the termination of an executive officer's employment either by us for "cause" or by Messrs. Woolley, Christensen, Allen, or Haas without "good reason" during the term, such executive officer will be entitled to receive his annual salary and bonus earned and accrued through the date of termination of the executive officer's employment.

        Messrs. Woolley's, Christensen's and Allen's employment agreements also provide for payment of any annual salary or other benefits earned and accrued in the event of their death or "disability" (as defined in the employment agreement), to the executive, or his estate or beneficiaries, and payment of applicable life insurance and long term disability benefits.

        As part of their employment agreements, Messrs. Woolley, Christensen, Allen and Haas have entered into a non-competition period that will extend for one year after termination by the employee or by us.

        The following table sets forth the value of the amount that would have been received by or paid on behalf of our named executive officers for change of control or termination within the terms of the employment agreements as of December 31, 2007:

Name	Base Salary	Bonus	Value of Acceleration of Equity Awards(1)	Accrued Benefits(2)	Health Benefits(3)	Accrued Other(4)	Total
Kenneth M. Woolley	$800,000	$653,250	$281,475	$642	$20,825	$16,667	$1,772,859
Spencer F. Kirk	—	—	—	4,217	—	14,583	18,800
Kent W. Christensen	650,000	452,500	187,650	18,488	20,825	13,542	1,343,005
Charles L. Allen	550,000	289,750	100,538	15,644	20,825	11,458	988,215
Karl Haas	600,000	367,000	464,425	18,472	20,825	12,500	1,483,222

(1)
Represents the value of the acceleration of the unvested stock options using the difference between the exercise price and stock price of $14.29 at December 31, 2007 and the value of the acceleration of the unvested restricted stock awards using the stock price of $14.29 at December 31, 2007. Options with an excercise price greater than the stock price of $14.29 at December 31, 2007 have been excluded from this calculation.

(2)
Represents the amount of accrued vacation at December 31, 2007.

(3)
Represents the value of health benefits to be paid on behalf the executive for the two years after termination.

(4)
Represents the accrued salary that would be paid out assuming a termination date of December 31, 2007.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

        The following table sets forth the beneficial ownership of our common stock, as of the close of business on February 15, 2008 of:

  •
  each of our directors and nominees for director;

  •
  each named executive officer noted above; and

  •
  our directors and executive officers as a group.

        The address for each named person is c/o Extra Space Storage Inc., 2795 East Cottonwood Parkway, Suite 400, Salt Lake City, UT 84121. We are not aware of any pledge of our common stock by any of our executive officers or directors, or of any pledge of our common stock that could result in a change in control of our Company.

Name	Number of Shares Beneficially Owned	Percent of Class
Directors
Anthony Fanticola(1)	676,309	1.02%
Hugh W. Horne(2)	4,000	*
Spencer F. Kirk(3)	2,917,215	4.39%
Joseph D. Margolis(2)	9,000	*
Roger B. Porter(4)	258,360	*
K. Fred Skousen(2)	4,000	*
Kenneth M. Woolley(5)	1,770,999	2.67%
Nondirector Named Executive Officers
Charles L. Allen(6)	163,808	*
Kent W. Christensen(7)	238,710	*
Karl Haas(8)	65,000	*
All directors and executive officers as a group (10 persons)	6,107,401	9.20%

(*)
Less than 1.0%

(1)
Includes 153,756 shares of common stock which are held by The Anthony and JoAnn Fanticola Family Trust, for which Mr. Fanticola is a trustee. Includes 493,553 shares of common stock which are held by The Anthony and JoAnn Fanticola Family Limited Partnership, for which Mr. Fanticola is the president of the corporate general partner. Mr. Fanticola has no pecuniary interest in 98% of such shares and disclaims beneficial ownership. Amounts shown in the table do not include the ownership of 138,369 of Contingent Conversion Shares ("CCSs") which were not converted as of February 15, 2008, and options to acquire 35,000 shares of common stock.

(2)
Amounts shown in the table do not include the options to acquire 35,000 shares of common stock.

(3)
Includes 1,630,825 shares of common stock which are held by Krispen Family Holdings, L.C., an entity in which Mr. Kirk has shared voting and investment power. Mr. Kirk has no pecuniary interest in 50.5% of such shares and disclaims beneficial ownership. Includes 768,779 shares of common stock which are held by The Kirk 101 Trust. Mr. Kirk has no pecuniary interest in any of these shares and disclaims beneficial ownership. Includes 513,611 shares of common stock which are held by the SFKC Kirk Charitable Remainder Unitrust of which Mr. Kirk is the income beneficiary. Amounts shown in the table do not include the ownership of 622,736 CCSs which were not converted as of February 15, 2008, and options to acquire 110,000 shares of common stock.

(4)
Amounts shown in the table do not include the ownership of 54,372 CCSs which were not converted as of February 15, 2008, and of options to acquire 35,000 shares of common stock.

(5)
Amounts shown in the table do not include the ownership of 427,368 CCSs and 42,268 contingent conversion units ("CCUs") which were not converted as of February 15, 2008, Operating Partnership units of 197,733 and options to acquire 325,000 shares of common stock. Amounts include 75,000 restricted shares of our common stock that are subject to restrictions on transfers and forfeiture provisions. The forfeiture and transfer restrictions lapse over a four year period beginning on the date of grant.

(6)
Amounts shown in the table do not include the ownership of 31,180 CCSs which were not converted as of February 15, 2008, and options to acquire 130,000 shares of common stock. Amounts include 25,000 restricted shares of our common stock that are subject to restrictions on transfers and forfeiture provisions. The forfeiture and transfer restrictions lapse over a four year period beginning on the date of grant.

(7)
Amounts shown in the table do not include the ownership of 38,893 CCSs which were not converted as of February 15, 2008, and options to acquire 210,000 shares of common stock. Amounts include 70,000 restricted shares of our common stock that are subject to restrictions on transfers and forfeiture provisions. The forfeiture and transfer restrictions lapse over a four year period beginning on the date of grant.

(8)
Amounts shown in the table do not include options to acquire 165,000 shares of common stock. Amounts include 62,500 restricted shares of our common stock that are subject to restrictions on transfers and forfeiture provisions. The forfeiture and transfer restrictions lapse over a four year period beginning on the date of grant.

Section 16(a) Beneficial Ownership Reporting Compliance

        Under federal securities laws, our directors, executive officers and holders of 10% or more of our common stock are required to report, within specified monthly and annual due dates, their initial ownership in the Company's common stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. Based solely on representations and information provided to us by the persons required to make such filings, we believe that all filing requirements were met in 2007, except that the Company was late in filing the Form 4s for the named executive officers' option and restricted stock grants in February 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

        The Company recognizes that related party transactions present a heightened risk of conflicts of interest (or the perception thereof), and therefore has adopted a policy pursuant to which all related party transactions will be subject to review and approval or ratification in accordance with the procedures set forth in the policy. A related party transaction is defined in our policy as a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) requiring disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission, or any successor provision as then in effect.

        The policy provides that related party transactions are reviewed by our Audit Committee or another independent body of the board of directors, such as the independent and disinterested members of the board of directors. As set forth in the Audit Committee charter, the members of the Audit Committee, all of whom are independent directors, review and approve related party transactions for which such approval is required under applicable law, including SEC and NYSE rules.

        In the course of its review and approval or ratification of a disclosable related party transaction, the Audit Committee or the independent and disinterested members of the board of directors may consider:

  •
  the nature of the related person's interest in the transaction;

  •
  the material terms of the transaction, including, without limitation, the amount and type of transaction;

  •
  the importance of the transaction to the related person;

  •
  the importance of the transaction to the Company;

  •
  whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and

  •
  any other matters the Audit Committee deems appropriate.

Related Party Transactions

Centershift, Inc.

        We have entered into a license agreement with Centershift, Inc. which secures for the Company a perpetual right to use a web-based tracking and yield management technology called STORE in all aspects of our property acquisition, development, redevelopment and operational activities, while the cost of maintaining the infrastructure required to support this product remains the responsibility of Centershift. This license agreement provides for an annual license fee payable by us in exchange for which we receive all product upgrades and enhancements and customary customer support services from Centershift. For the year ended December 31, 2007, we paid Centershift $965,000 relating to the purchase of software and license agreements. The services that the Company receives from Centershift are similar in nature and price to those that are provided to other outside third parties. Centershift is owned by third-party individuals, as well as by executive officers and directors in the following approximate percentages: Spencer F. Kirk, director and President (29%), Kenneth M. Woolley, Chairman of the board of directors and Chief Executive Officer (28%), Richard S. Tanner, Senior Vice President, Development (7%), Kent Christensen, Executive Vice President and Chief Financial Officer (3%), and Charles L. Allen, Executive Vice President and Chief Legal Officer (2%).

Extra Space Development

        On December 31, 2007, we acquired Extra Space Development ("ESD"), a related party, and its related assets for aggregate consideration of approximately $46.7 million, including approximately $21.5 million of cash and $25.2 million of assumed debt and other liabilities. As part of this transaction, we purchased (1) three wholly-owned properties located in California, Connecticut, and Massachusetts, (2) a 70% ownership interest in a consolidated joint venture that owns one property located in California, (3) a 5% ownership interest in an unconsolidated joint venture that owns five properties located in California, and (4) a 10% ownership interest in an unconsolidated joint venture that owns six properties located in Florida, Illinois, Massachusetts, New York and Rhode Island. The independent members of the Company's board of directors approved this acquisition.

        Prior to the acquisition of ESD, the Company had managed the properties owned by ESD in exchange for a 6% management fee. For the year ended December 31, 2007, we received $693,000 from ESD for property management services. The services that the Company provided to ESD are similar in nature and price to those that are provided to other outside third parties.

        ESD was owned by third-party individuals as well as by executive officers and directors in the following approximate percentages: Spencer Kirk, director and President (33%), Kenneth M. Woolley,

Chairman and CEO (33%), Richard S. Tanner, Senior Vice President, Development (7%), Kent Christensen, Executive Vice President and CFO (3%), and Charles L. Allen, Executive Vice President and CLO (2%).

Debt Guarantees

        We have agreed to make available to Kenneth M. Woolley, our Chairman and CEO, his affiliates, associates and people acting in concert with any of the foregoing, Richard S. Tanner, his affiliates, associates and people acting in concert with any of the foregoing the following protections: for nine years, with a three-year extension if the applicable party continues to maintain ownership of at least 50% of the operating partnership units received by it in the formation transactions associated with the formation of the Company, the opportunity to:

  •
  guarantee debt, or

  •
  enter into a special loss allocation and deficit restoration obligation, in an aggregate amount, with respect to the foregoing contributors, at least equal to $60.0 million.

        The ability of the foregoing contributors to guarantee debt or enter into a special loss allocation and deficit restoration obligation with our operating partnership may enable them to continue to defer any taxable gain attributable to their negative capital accounts in our predecessor. If we were to breach our agreement to make available these opportunities, we would be required to make an indemnification payment to the contributors.

SpenAero, L.C.

        From time to time, the Company leases a private jet from SpenAero, L.C. ("SpenAero"), an affiliate of Spencer F. Kirk, the Company's President and a member of the Company's board of directors. Under the terms of the lease agreement, the Company pays SpenAero an hourly rate for each flight hour it uses. In the fiscal year ended December 31, 2007, the Company paid SpenAero a total of $395,000 for lease payments and fuel. The Company is not required to lease any minimum number of hours on the aircraft. The lease rates and other charges by SpenAero to the Company in connection with the lease are similar in nature and amount to those provided to similar aircraft lessors not affiliated with the Company.

MATTERS THAT MAY BE BROUGHT BEFORE THE ANNUAL MEETING

Item 1.    Election of Directors

Nominees

        In accordance with the provisions of our charter and bylaws, each member of the board of directors is elected at the annual meeting. Each member of the board of directors elected will serve for a term expiring at the annual meeting of stockholders in 2009, and until his successor has been duly elected and qualifies or until his earlier resignation or removal. Messrs. Anthony Fanticola, Hugh W. Horne, Spencer F. Kirk, Joseph D. Margolis, Roger B. Porter, K. Fred Skousen and Kenneth M. Woolley, are the nominees for election to the board of directors.

        Each of the nominees has consented to serve if elected. If, before the annual meeting, any of them becomes unable to serve, or chooses not to serve, the board of directors may nominate a substitute. If that happens, the persons named as proxies on the proxy card will vote for the substitute.

        Biographical information about each of the nominees is found at the beginning of this proxy statement. See "Information about the Board of Directors and its Committees—Nominees for Directors."

Recommendation of the Board of Directors:

        Our board of directors recommends that you vote FOR the election of Messrs. Anthony Fanticola, Hugh W. Horne, Spencer F. Kirk, Joseph D. Margolis, Roger B. Porter, K. Fred Skousen and Kenneth M. Woolley as directors for the term expiring at the 2009 annual meeting of stockholders, and until their respective successors are duly elected and qualify.

Item 2.    Approval of the Amendment and Restatement of the 2004 Long Term Incentive Compensation Plan

        The Board is submitting for stockholder approval the 2004 Long Term Incentive Compensation Plan, as amended and restated effective March 25, 2008 (the "Plan"). The Plan was originally adopted effective August 10, 2004 in connection with our initial public offering to provide equity compensation to the employees, directors and consultants in order to maintain competitive compensation practices and to align the interests of our board, employees and consultants with our stockholders. On March 25, 2008, the board approved and adopted an amendment and restatement of the original plan document, subject to approval by our stockholders.

        The Plan as amended and restated provides for the grant of options, restricted stock, phantom shares, dividend equivalent rights, performance awards or other forms of equity-based compensation, which we refer to in this proxy as "awards". Performance awards may be paid in cash or stock.

Eligibility

        Awards under the Plan may be granted to individuals who are our employees or employees of our subsidiaries, our directors and our consultants. However, options which are intended to qualify as Incentive Stock Options ("ISO"s) may only be granted to employees. During 2008, we estimate that approximately 200 employees will be eligible for grants under the Plan. However, no award may be granted under the Plan to any person who, assuming exercise of all options and payment of all awards held by such person immediately prior to such grant would own or be deemed to own more than 7.0% of the outstanding shares of our common stock or 7.0% of the outstanding shares of our capital stock, unless the restriction was specifically waived by action of the board of directors or a designated committee thereby.

Shares Subject to the Plan

        The total number of shares subject to awards granted under the plan may not exceed 8,000,000, subject to adjustment for certain corporate events described below. In amending and restating the Plan we did not increase the number of shares available. Rather, this is the number of shares originally set forth in the Plan when it was adopted in 2004. Also, no individual may receive awards for more than 2,000,000 shares (subject to adjustment for the same corporate events) under the Plan in any one year and no individual may receive a cash award payable in any one calendar year of more than $5,000,000. The share limitations of the Plan shall be adjusted to reflect any stock dividends, stock spilt, reverse stock split, stock combination, reclassification, recapitalization or other similar change in capital structure. Shares subject to an award that are forfeited are added back into the pool of available shares for grant under the Plan. In addition, shares subject to an award which are used to pay the exercise price or any tax withholding on an award, are added back into the pool of shares available for grant under the Plan.

Administration

        The Plan is administered by our C/N/G Committee. The C/N/G Committee has the following duties and responsibilities under the Plan:

  •
  administer and interpret the Plan;

  •
  determine the eligibility of an employee, director or consultant to receive an award;

  •
  determine the number of shares to be subject to an award;

  •
  determine the other provisions and conditions of each award;

  •
  prescribe the form of agreements evidencing awards;

  •
  select and establish the performance goals associated with performance awards; and

  •
  certify that the performance goals in fact have been met, prior to payment of any performance award.

Types of Awards Under the Plan

        The following briefly describes the characteristics of each type of award that may be made under the Plan.

        Dividend Equivalents.    A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of common stock) of dividends declared on shares of common stock otherwise subject to an award. The C/N/G Committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional shares of common stock. The C/N/G Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.

        Options.    Stock options granted under the Plan may be either "non-qualified" or "incentive" stock options. Non-qualified stock options are options not intended to receive favorable tax treatment for participants applicable to incentive stock options under the Internal Revenue Code (the "Code").

        There are certain requirements under the Code that apply to incentive stock options. Among such requirements, incentive stock options must (1) have an exercise price per share of stock of not less than 100% of the fair market value on the date of grant, (2) may only be granted to employees, and (3) may not have a term longer than ten years after the date of grant. In the case of an incentive stock option granted to an individual who owns, or is deemed to own, at least 10% of the total combined voting power of all classes of stock of the company, then the exercise price must be at least 110% of the fair market value of the stock underlying the subject options on the date of grant, and the incentive stock option must expire no later than the fifth anniversary of the date of its grant. The exercise price for options, together with any applicable tax required to be withheld, must be paid in full at the time of exercise

  •
  by cash or cash equivalents;

  •
  if approved by the C/N/G Committee, by shares previously owned by the participant valued at fair market value on the date of exercise;

  •
  by a broker assisted cash-less exercise procedure;

  •
  if permitted by law, through a Company loan, or third party sale program, as permitted by the C/N/G Committee;

  •
  by a combination of any of the above methods; or

  •
  any other method approved or accepted by the C/N/G Committee.

        The C/N/G Committee will establish at the time of grant the provisions of each stock option, including:

  •
  the exercise price (which cannot be less than fair market value);

  •
  whether it is a non-qualified or incentive stock option;

  •
  the terms and conditions for exercise of the options; and

  •
  the duration of the option, provided no option will be exercisable more than 10 years after the date of grant.

        Performance Awards.    Performance awards give the participant the right to receive an amount either in shares or cash at the end of a specified performance period upon satisfaction of specified performance measures. The performance periods and performance measures are determined by the C/N/G Committee at the time of grant. The performance measures established by the C/N/G Committee shall be based on one or more of the following specific performance goals:

  •
  net earnings (either before or after interest, taxes, depreciation and/or amortization);

  •
  gross or net sales or revenue;

  •
  net income (either before or after taxes);

  •
  operating earnings or profit;

  •
  cash flow (including but not limited to operating cash flow and free cash flow);

  •
  return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales);

  •
  gross or net profit or operating margins;

  •
  costs;

  •
  funds from operations;

  •
  expense;

  •
  working capital;

  •
  earnings per share;

  •
  share price;

  •
  implementation of critical projects; and

  •
  market share.

        Any of the above may be measured either in absolute terms, as compared to any incremental increase, as compared to results of comparable companies or as compared to any published or special index that the C/N/G Committee deems appropriate.

        The C/N/G Committee may adjust a goal after it is set based to reflect:

  •
  items related to a change in accounting principle;

  •
  items relating to financing activities;

  •
  expenses for restructuring or productivity initiatives;

  •
  other non-operating items;

  •
  items related to acquisitions;

  •
  items attributable to the business operations of any entity acquired by the Company during the performance period;

  •
  items related to the disposal of a business or segment of a business;

  •
  items related to discontinued operations that do not qualify as a segment of a business under United States generally accepted accounting principles ("GAAP");

  •
  items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the performance period;

  •
  any other items of significant income or expense which are determined to be appropriate adjustments;

  •
  items relating to unusual or extraordinary corporate transactions, events or developments;

  •
  items related to amortization of acquired intangible assets;

  •
  items that are outside the scope of the Company's core, on-going business activities; or

  •
  items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

        Phantom Shares    A phantom share represents a right to receive the fair market value of a share of our common stock, or, if provided by the C/N/G Committee, the right to receive the fair market value of a share of our common stock in excess of a base value established by the C/N/G Committee at the time of grant. Except as otherwise provided in the applicable award agreement, the settlement date with respect to a grantee is the first day of the month to follow grantee's termination of service. Phantom shares may generally be settled in cash or by transfer of shares of common stock (as may be elected by the participant or as may be provided by the C/N/G Committee at grant).

        Restricted Stock.    Restricted stock is the grant of shares that are nontransferable and may be subject to substantial risk of forfeiture until specific conditions are met. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares. However, dividends may be deferred and held by the Company until the time the restricted stock vests and is no longer subject to restrictions. The restrictions on the restricted stock will lapse based upon such conditions as determined by the C/N/G Committee at the time of grant, which can be time or performance based, including based on the performance criteria described in Performance Awards above. Restricted stock will fully vest upon termination for death or disability.

Amendment and Termination.

        Our board of directors may amend the Plan as it deems advisable, except that it may not amend the Plan in any way that would adversely affect a participant with respect to an award previously granted unless the amendment is required in order to comply with applicable laws. In addition, our board of directors may not amend the Plan without stockholder approval if such approval is required by applicable law, rule or regulation. Unless previously terminated by our board of directors, no new award may be granted under the Plan after August 10, 2014.

Certain Federal Income Tax Consequences.

        The tax consequences of the Plan under current federal law are summarized in the following discussion. This discussion is limited to the general tax principles applicable to the Plan, and is intended for general information only. State and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

        Nonqualified Stock Options.    For federal income tax purposes, an optionee generally will not recognize taxable income at the time a non-qualified stock option is granted under the Plan. The optionee will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of a non-qualified stock option. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the non-qualified stock option, and any subsequent gain or loss will generally be taxable as capital gain or loss.

        Incentive Stock Options.    An optionee generally will not recognize taxable income either at the time an incentive stock option is granted or when it is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" to the optionee for purposes of alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares acquired upon exercise of an incentive stock option, the optionee will recognize taxable income. If shares acquired upon the exercise of an incentive stock option are held for the longer of two years from the date of grant or one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition will be treated as a long-term capital gain or loss, and the company will not be entitled to any deduction. If this holding period is not met and the stock is sold for a gain, then the difference between the option price and the fair market value of the stock on the date of exercise will be taxed as ordinary income and any gain over that will be eligible for long or short term capital gain treatment. If the holding period is not met and the shares are disposed of for less than the fair market value on the date of exercise, then the amount of ordinary income is limited to the excess, if any, of the amount realized over the exercise price paid. The Company generally will be entitled to a deduction in the amount of any ordinary income recognized by the optionee.

        Performance Award.    A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

        Phantom Stock.    No taxable income is generally recognized upon the receipt of phantom stock. Upon payment for the phantom stock, the cash or the fair market value of the shares received generally will be taxable as ordinary income in the year of payment. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

        Restricted Stock.    A participant to whom restricted stock is issued generally will not recognize taxable income upon such issuance and the Company generally will not then be entitled to a deduction, unless an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the participant generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price thereof. If an election is made under Section 83(b) of the Code, then the participant generally will recognize ordinary income at the date of issuance of the shares equal to the excess, if any, of the fair market value of the shares at that date over the purchase price therefore and the Company will be entitled to a deduction for the same amount.

Section 162(m)

        Under Code Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises) for certain executive officers exceeds $1 million in any one taxable year. However, under Code Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Code and related regulations. The Plan has been structured with the intent that awards granted under the Plan may meet the requirements for "performance-based" compensation and Code Section 162(m). To the extent granted at an exercise price not less than the value of our common stock, options and phantom shares granted under the Plan are intended to qualify as "performance-based" under Section 162(m) of the Code. Restricted stock and performance awards under the Plan may qualify as "performance-based" under Code Section 162(m) if they vest or become payable based solely upon attainment of preestablished goals based on the performance criteria listed above.

Plan Benefits

        The number of awards that an employee, director or consultant may receive under the Plan is in the discretion of the C/N/G Committee and therefore cannot be determined in advance. However, the following sets forth the awards made under the Plan during 2007:

Name and principal position	Number of Options	Number of Restricted Shares
Kenneth M. Woolley Chairman and Chief Executive Officer	100,000	15,000
Spencer F. Kirk President	75,000	—
Kent W. Christensen Chief Financial Officer	50,000	10,000
Charles L. Allen Chief Legal Officer	25,000	5,000
Karl Haas Chief Operating Officer	25,000	—
Executives Group	120,000	36,750
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	23,000	41,979

Equity Compensation Plan Information

        The following table sets forth information about our shares of common stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans in existence as of December 31, 2007:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of common shares remaining available for future issuance under equity compensation plans (excluding common shares reflected in (a))
Equity compensation plans approved by security holders	2,651,718	(a)	$14.54	5,390,183	(b)
Equity compensation plans not approved by security holders	—		—	—

(a)
shares issuable pursuant to outstanding options under our 2004 Long-Term Incentive Compensation Plan and our 2004 Non-Employee Directors' Share Plan

(b)
the number of shares of our common stock specified represents those issuable pursuant to future awards under our 2004 Long-Term Incentive Compensation Plan and our 2004 Non-Employee Directors' Share Plan

        A copy of the Plan is attached as Exhibit A to this proxy statement.

Recommendation of the Board of Directors:

        Our board of directors recommends that you vote FOR the approval of the amendment and restatement of the 2004 Long Term Incentive Compensation Plan.

Item 3.    Ratification of Appointment of Independent Registered Public Accounting Firm

        Our Audit Committee of the board of directors has appointed the firm of Ernst & Young LLP to serve as our independent registered public accounting firm for the year ending December 31, 2008. Ernst & Young LLP has acted as the Company's independent registered public accounting firm since April 2005, and our management considers the firm to be well qualified.

        We have been advised by Ernst & Young LLP that it is a registered public accounting firm with the Public Company Accounting Oversight Board (the "PCAOB") and complies with the auditing, quality control and independence standards and rules of the PCAOB and the SEC.

        Our charter and bylaws do not require that stockholders ratify the appointment of the independent registered public accounting firm. We are submitting the appointment for ratification because the board of directors believes it is a matter of good corporate practice. If our stockholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP, but may still retain them.

        A representative of Ernst & Young LLP is expected to be present at the annual meeting with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Audit and Non-Audit Fee Table

        The following table presents the aggregate fees for professional audit services rendered for the integrated audits of our annual financial statements for the years ended December 31, 2007 and 2006, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years and for the testing of our internal control over financial reporting pursuant to Section 404(a) of the Sarbanes-Oxley Act of 2002, and fees billed for other services rendered during those periods.

	2007	2006
Audit fees(1)	$1,424,116	$1,301,067
Audit—related fees(2)	337,798	192,563
Tax fees(3)	474,353	335,692
All other fees(4)	—	—

	$2,236,267	$1,829,322

    (1)
    Audit fees consist of services rendered for the audit of our annual financial statements, audit of our internal control over financial reporting, review of the consolidated financial statements included in our Form 10-Q, consents issued related to registration statements, and issuance of comfort letters.

    (2)
    Audit-related fees represent professional fees for accounting consultation and other attest engagements.

    (3)
    Tax fees represent professional services rendered for tax compliance, tax advice and tax planning.

    (4)
    All other fees are for services other than those in the previous categories such as permitted corporate finance assistance and permitted advisory services.

Audit Committee Pre-Approval of Services by the Independent Registered Public Accounting Firm

        In accordance with its charter and applicable rules and regulations adopted by the SEC, the Company's Audit Committee reviews and pre-approves any engagement of the independent registered public accounting firm to provide audit, review or attest services or non-audit services and the fees for any such services. The Audit Committee annually considers and, if appropriate, approves the provision of audit services by the independent registered public accounting firm. In addition, the Audit Committee periodically considers and, if appropriate, approves the provision of any additional audit and non-audit services by our independent registered public accounting firm that are neither encompassed by the Audit Committee's annual pre-approval nor prohibited by applicable rules and regulations of the SEC. The Audit Committee has delegated to the chairman of the Audit Committee, Mr. Skousen, the authority to pre-approve, on a case-by-case basis, any such additional audit and non-audit services to be performed by our independent registered public accounting firm. Mr. Skousen reports any decision to pre-approve such services to the Audit Committee at its next regular meeting. All of the fees described in the table above were pre-approved by the Audit Committee.

Recommendation of the Board of Directors

        Our board of directors recommends that you vote "FOR" ratification of the Audit Committee's selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2008.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

        Under SEC rules, proposals from our eligible stockholders must be received by us no later than December 17, 2008, in order to be considered for inclusion in the proxy statement for the 2009 annual meeting of stockholders. Any such proposals, as well as any questions relating thereto, should be directed to the Corporate Secretary of the Company at the Company's principal executive offices. Proposals we receive after December 17, 2008 will not be included in the proxy statement for the 2009 annual meeting.

        In addition, under our bylaws, and as SEC rules permit, stockholders must follow certain procedures to nominate a person for election as a director at an annual or special meeting, or to introduce an item of business at an annual meeting. A stockholder must notify the Corporate Secretary of the Company in writing of the director nominee or the other business. The notice must include the required information and be delivered to the Corporate Secretary at the principal executive offices of the Company not earlier than the 150th day and not later than 5:00 p.m., Mountain Daylight Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Proposals we receive which do not comply with the procedures set forth in our bylaws will not be acted upon at the 2009 annual meeting.

        If the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, notice by the stockholder must be delivered as described above not earlier than the 150th day prior to the date of mailing of the notice for such annual meeting and not later than 5:00 p.m., Mountain Daylight Time, on the later of the 120th day prior to the date of such annual meeting or the 10th day following the day on which disclosure of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting does not change or create a new opportunity for notice as described above.

        The stockholder's notice shall set forth the following, as applicable:

  (1)
  as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of such individual, (b) the class, series and number of any shares of our stock that are beneficially owned by such individual, (c) the date such shares were acquired and the investment intent of such acquisition, and (d) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934 and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

  (2)
  as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below) individually or in the aggregate (including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom);

  (3)
  as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Company which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person;

  (4)
  as to the stockholder giving the notice and any Stockholder Associated Person covered by clauses (2) or (3) above, the name and address of such stockholder, as they appear on the Company's stock ledger and current name and address, if different, of such Stockholder Associated Person; and

  (5)
  to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice.

        "Stockholder Associated Person" of any stockholder means (1) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (2) any beneficial owner of shares of stock of the Company owned of record or beneficially by such stockholder and (3) any person controlling, controlled by or under common control with such Stockholder Associated Person.

OTHER MATTERS

        Our board of directors and management know of no other matters or business to be presented for consideration at the annual meeting. If, however, any other matters properly come before the annual meeting or any adjournment(s) or postponement(s) thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their discretion on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the annual meeting from time to time.

        The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report. If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or annual report without charge by sending a written request to Extra Space Storage Inc., 2795 East Cottonwood Parkway, Suite 400, Salt Lake City, UT 84121, Attention: Secretary, or by telephone at (801) 562-5556. We will promptly send additional copies of the proxy statement or annual report upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report can request delivery of a single copy of the proxy statement or annual report by contacting their broker, bank or other intermediary or sending a written request to Extra Space Storage Inc. at the address above.

Kenneth M. Woolley
 Chairman of the Board and
Chief Executive Officer

April 16, 2008

Exhibit A

EXTRA SPACE STORAGE INC.

2004 LONG TERM INCENTIVE COMPENSATION PLAN

As Amended and Restated, Effective March 25, 2008

EXTRA SPACE STORAGE INC.

2004 LONG TERM INCENTIVE COMPENSATION PLAN

        Extra Space Storage Inc., a self-administered and self-managed Maryland corporation, wishes to attract employees, Directors and consultants to the Company and its Subsidiaries and induce employees, Directors and consultants to remain with the Company and its Subsidiaries, and encourage them to increase their efforts to make the Company's business more successful whether directly or through its Subsidiaries. In furtherance thereof, Extra Space Storage Inc. 2004 Long Term Incentive Compensation Plan is designed to provide equity-based incentives to employees, Directors and consultants of the Company and its Subsidiaries. Awards under the Plan may be made to selected employees, Directors and consultants of the Company and its Subsidiaries in the form of Options, Restricted Stock, Phantom Shares, Dividend Equivalent Rights or other forms of equity-based compensation. The Plan is hereby amended and restated effective as of March 25, 2008 in the following form.

1.     DEFINITIONS

        Whenever used herein, the following terms shall have the meanings set forth below:

        "Articles of Amendment and Restatement" means the Extra Space Storage Inc. Articles of Amendment and Restatement.

        "Award," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Phantom Shares, Dividend Equivalent Rights, Performance Awards, and other equity-based Awards as contemplated herein.

        "Award Agreement" means a written agreement in a form approved by the Committee to be entered into between the Company and the Participant as provided in Section 3.

        "Beneficial Ownership" means ownership of Capital Stock by a Person who is or would be stated as an owner of such Capital Stock either actually or constructively through the application of Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Code. The terms "Beneficially Own" and "Beneficially Owns" shall have the correlative meanings.

        "Board" means the Board of Directors of the Company.

        "Capital Stock" means the Common Stock, CCSs and preferred stock that may be issued pursuant to Article V of the Articles of Amendment and Restatement.

        "Capital Stock Ownership Limit" means 7% (by value or by number of shares, whichever is more restrictive) of the outstanding Capital Stock of the Company, excluding any such outstanding Capital Stock which is not treated as stock for federal income tax purposes. The number and value of shares of outstanding Capital Stock of the Company shall be determined by the Board in good faith, which determination shall be conclusive for all purposes hereof. For purposes of applying the Capital Stock Ownership Limit with respect to a Person holding CCSs, such Person shall be treated as holding the number of shares of Common Stock into which the CCSs held by such Person are convertible at such time.

        "Cause" means, unless otherwise provided in the Participant's Award Agreement, (i) engaging in (A) willful or gross misconduct or (B) willful or gross neglect, (ii) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company or its Subsidiaries or its affiliates, (iii) the commission of a felony or a crime of moral turpitude, or any crime involving the Company or its Subsidiaries, or any affiliate thereof, (iv) fraud, misappropriation or embezzlement, (v) a material breach of the Participant's employment agreement (if any) with the Company or its Subsidiaries or its affiliates, or (vi) any illegal act detrimental to the Company or its

Subsidiaries or its affiliates; provided, however, that, if at any particular time the Participant is subject to an effective employment agreement with the Company, then, in lieu of the foregoing definition, "Cause" shall at that time have such meaning as may be specified in such employment agreement.

        "CCSs" means the non-voting contingent convertible stock that may be issued pursuant to Article V of the Articles of Amendment and Restatement.

        "Change in Control" means the happening of any of the following:

  (i)
  any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act, but excluding (A) the Company, (B) any entity controlling, controlled by or under common control with the Company, (C) any employee benefit plan of the Company or any entity described in clause (B), (D) with respect to any particular Participant, the Participant and any "group" (as such term is used in Section 13(d)(3) of the Exchange Act) of which the Participant is a member), (E) Kenneth M. Woolley, his affiliates, associates and people acting in concert with any of the foregoing and (F) Spencer F. Kirk, his affiliates, associates and people acting in concert with any of the foregoing, is or becomes the "beneficial owner" (as defined in Rule 13(d)(3) under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of either (1) the combined voting power of the Company's then outstanding securities or (2) the then outstanding Shares (in either such case other than as a result of an acquisition of securities directly from the Company); provided, however, that, in no event shall a Change in Control be deemed to have occurred upon an initial public offering of the Common Stock under the Securities Act; or

  (ii)
  any consolidation or merger of the Company where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any); or

  (iii)
  there shall occur (A) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by "persons" (as defined above) in substantially the same proportion as their ownership of the Company immediately prior to such sale or (B) the approval by shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company; or

  (iv)
  the members of the Board at the beginning of any consecutive 24-calendar-month period (the "Incumbent Directors") cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means the Committee appointed by the Board under Section 3.

        "Common Stock" means the Company's Common Stock, par value $.01 per share, either currently existing or authorized hereafter.

        "Common Stock Ownership Limit" means 7% (by value or by number of shares, whichever is more restrictive) of the outstanding Common Stock. The number and value of shares of outstanding Common Stock shall be determined by the Board in good faith, which determination shall be conclusive for all purposes hereof. For purposes of applying the Common Stock Ownership Limit with respect to a Person holding CCSs, such Person shall be treated as holding the number of Shares into which the CCSs held by such Person are convertible at such time.

        "Company" means the Extra Space Storage Inc., a Maryland corporation.

        "Constructive Ownership" means ownership of any Capital Stock by a Person who is or would be treated as an owner of such Capital Stock either actually or constructively through the application of Section 318 of the Code, modified by Section 856(d)(5) of the Code. The terms "Constructively Own" and "Constructively Owns" shall have the correlative meanings.

        "Director" means a non-employee director of the Company or its Subsidiaries.

        "Disability" means the occurrence of an event which would entitle an employee of the Company to the payment of disability income under one of the Company's approved long-term disability income plans or, in the absence of such a plan, unless otherwise provided by the Committee in the Participant's Award Agreement, a disability which renders the Participant incapable of performing all of his or her material duties for a period of at least 180 consecutive or non-consecutive days during any consecutive twelve-month period.

        "Dividend Equivalent Right" means a right awarded under Section 8 of the Plan to receive (or have credited) the equivalent value of dividends paid on Common Stock.

        "Excepted Holder" means any shareholder of the Company for whom an Excepted Holder Ownership Limit is created by the Articles of Amendment and Restatement or by the Board.

        "Excepted Holder Ownership Limit" means, with respect to any Excepted Holder, the percentage limit established by the Board pursuant to the Articles of Amendment and Restatement, or as other wise established by the Board in its discretion, subject in all cases to the requirements, limitations and adjustment provisions set forth in the Articles of Amendment and Restatement.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" per Share as of a particular date means (i) if Shares are then listed on a national stock exchange, the closing sales price per Share on the exchange for the relevant date, or if no sales of Shares occurred on the relevant date, then the closing sales price per Share on the next preceding date on which there was a sale of Shares on such exchange, as determined by the Committee, (ii) if Shares are not then listed on a national stock exchange but are then traded on an over-the-counter market, the average of the closing bid and asked prices for the Shares in such over-the-counter market on the relevant date, or if no trading in the Shares occurred on the relevant date, then the closing sales price per Share on the next preceding date on which there was trading of Shares, as determined by the Committee, or (iii) if Shares are not then listed on a national stock exchange or traded on an over-the-counter market, such value as the Committee in its discretion may in good faith determine; provided that, where the Shares are so listed or traded, the Committee may make such discretionary determinations where the Shares have not been traded for 10 or more trading days.

        "Grantee" means an employee, Director and consultant granted Restricted Stock, Phantom Shares, Dividend Equivalent Rights, Performance Awards or such other equity-based Awards as may be granted pursuant to Section 9 hereunder.

        "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422(b) of the Code.

        "Non-Qualified Stock Option" means an Option which is not an Incentive Stock Option.

        "Option" means the right to purchase, at a price and for the term fixed by the Committee in accordance with the Plan, and subject to such other limitations and restrictions in the Plan and the applicable Award Agreement, a number of Shares determined by the Committee.

        "Optionee" means an employee or Director of, or consultant to, the Company to whom an Option is granted, or the Successors of the Optionee, as the context so requires.

        "Option Price" means the exercise price per Share.

        "Participant" means a Grantee or Optionee.

        "Partnership Units" means any OP Units, Preferred Units, Junior Units or any other fractional share of the Partnership Interests as defined in, and authorized pursuant to, the Agreement of Limited Partnership of Extra Space Storage LP, as amended from time to time, by and among ESS Holdings Business Trust I, a Massachusetts business trust and certain limited partners as set forth on Exhibit A thereto.

        "Performance Award" means a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 10.1.

        "Performance-Based Compensation" means any compensation that is intended to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        "Performance Criteria" means the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

  The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) net earnings (either before or after (A) interest, (B) taxes, (C) depreciation and (D) amortization), (ii) gross or net sales or revenue, (iii) net income (either before or after taxes), (iv) operating earnings or profit, (v) cash flow (including, but not limited to, operating cash flow and free cash flow), (vi) return on assets, (vii) return on capital, (viii) return on stockholders' equity, (ix) return on sales, (x) gross or net profit or operating margin, (xi) costs, (xii) funds from operations per share, (xiii) expense, (xiv) working capital, (xv) earnings per share, (xvi) price per share of Common Stock, (xvii) funds from operations, (xviii) implementation or completion of critical projects and (xix) market share, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group.

  The Committee may, in its discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under United States generally accepted accounting principles ("GAAP"); (ix) items attributable to any stock dividend, stock split, combination or exchange of shares occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments; (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company's core, on-going business activities; or (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

        "Performance Goals" means, for a Performance Period, one or more goals established in writing by the Committee for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.

        "Performance Period" means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Grantee's right to, and the payment of, a Performance Award.

        "Person" means an individual, corporation, partnership, limited liability company, estate, trust (including trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter acting in a capacity as such in a public offering of shares of Capital Stock provided that the ownership of such shares of Capital Stock by such underwriter would not result in the Company being "closely held" within the meaning of Section 856(h) of the Code, or otherwise result in the Company failing to qualify as a REIT.

        "Phantom Share" means a right, pursuant to the Plan, of the Grantee to payment of the Phantom Share Value.

        "Phantom Share Value," per Phantom Share, means the Fair Market Value of a Share or, if so provided by the Committee, such Fair Market Value to the extent in excess of a base value established by the Committee at the time of grant.

        "Plan" means the Company's 2004 Long Term Incentive Compensation Plan, as set forth herein and as the same may from time to time be amended.

        "REIT" shall mean a real estate investment trust under Sections 856 through 860 of the Code.

        "Restricted Stock" means an award of Shares that are subject to restrictions hereunder.

        "Retirement" means the Termination of Service of a Participant with the Company under circumstances which would entitle an employee of the Company to an immediate pension under one of the Company's approved retirement plans, or, in the absence of such a plan, unless otherwise provided by the Committee in the Participant's Award Agreement, the Termination of Service (other than for Cause) of a Participant on or after the Participant's attainment of age 65 or on or after the Participant's attainment of age 55 with five consecutive years of service with the Company and or its Subsidiaries or its affiliates.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Settlement Date" means the date determined under Section 7.4(c).

        "Shares" means shares of Common Stock of the Company.

        "Subsidiary" means any corporation (other than the Company), partnership or other entity at least 50% of the economic interest in the equity of which is owned by the Company or by another subsidiary.

        "Successor of the Optionee" means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Optionee.

        "Termination of Service" means a Participant's termination of employment or other service, as applicable, with the Company and its Subsidiaries. Cessation of service as an officer, or employee, Director and consultant shall not be treated as a Termination of Service if the Participant continues without interruption to serve thereafter in another one (or more) of such other capacities.

2.     EFFECTIVE DATE AND TERMINATION OF PLAN.

        The effective date of the Plan is August 10, 2004; provided, however, that the Plan shall not become effective unless and until it is approved by the requisite percentage of the shareholders of the Company. The Plan shall terminate on, and no Award shall be granted hereunder on or after, the 10-year anniversary of the earlier of the approval of the Plan by (i) the Board or (ii) the shareholders of the Company; provided, however, that the Board may at any time prior to that date terminate the Plan.

3.     ADMINISTRATION OF PLAN.

        (a)   The Plan shall be administered by the Committee appointed by the Board. The Committee upon and after such time as it is covered by Section 16 of the Exchange Act, shall consist of at least two individuals each of whom shall be a "nonemployee director" as defined in Rule 16b-3 as promulgated by the Securities and Exchange Commission ("Rule 16b-3") under the Exchange Act and shall, at such times as the Company is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards), qualify as "outside directors" for purposes of Section 162(m) of the Code; provided that no action taken by the Committee (including without limitation grants) shall be invalidated because any or all of the members of the Committee fails to satisfy the foregoing requirements of this sentence. The acts of a majority of the members present at any meeting of the Committee at which a quorum is present, or acts approved in writing by a majority of the entire Committee, shall be the acts of the Committee for purposes of the Plan. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. Notwithstanding the other foregoing provisions of this Section 3(a), any Award under the Plan to a person who is a member of the Committee shall be made and administered by the Board. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

        (b)   Subject to the provisions of the Plan, the Committee shall in its discretion as reflected by the terms of the Award Agreements (i) authorize the granting of Awards to employees, Directors and consultants of the Company and its Subsidiaries; and (ii) determine the eligibility of an employee, Director or consultant to receive an Award, as well as determine the number of Shares to be covered under any Award Agreement, considering the position and responsibilities of the employee, Director or consultant, the nature and value to the Company of the employee's, Director's or consultant's present and potential contribution to the success of the Company whether directly or through its Subsidiaries and such other factors as the Committee may deem relevant.

        (c)   The Award Agreement shall contain such other terms, provisions and conditions not inconsistent herewith as shall be determined by the Committee. In the event that any Award Agreement or other agreement hereunder provides (without regard to this sentence) for the obligation of the Company or any affiliate thereof to purchase or repurchase Shares from a Participant or any other person, then, notwithstanding the provisions of the Award Agreement or such other agreement, such obligation shall not apply to the extent that the purchase or repurchase would not be permitted under governing law. The Participant shall take whatever additional actions and execute whatever additional documents the Committee may in its reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Participant pursuant to the express provisions of the Plan and the Award Agreement.

4.     SHARES AND UNITS SUBJECT TO THE PLAN.

        4.1    In General.

        (a)   Subject to Section 4.2, and subject to adjustments as provided in Section 14, the total number of Shares subject to Options or other equity-based Awards granted under the Plan, Shares of Restricted Stock and Phantom Shares granted under the Plan, in the aggregate, may not exceed 8,000,000. Shares distributed under the Plan may be treasury Shares or authorized but unissued Shares. Any Shares that have been granted as Restricted Stock or that have been reserved for distribution in payment for Options, Phantom Shares or other equity-based Awards under Section 9 but are later forfeited or for any other reason are not payable under the Plan may again be made the subject of Awards under the Plan. Any Shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award under the Plan.

        (b)   Shares subject to Dividend Equivalent Rights, other than Dividend Equivalent Rights based directly on the dividends payable with respect to Shares subject to Options or the dividends payable on a number of Shares corresponding to the number of Phantom Shares awarded, shall be subject to the limitation of Section 4.1(a). If any Phantom Shares, Dividend Equivalent Rights or other equity-based Awards under Section 9 are paid out in cash, then, notwithstanding the first sentence of Section 4.1(a) above, the underlying Shares may again be made the subject of Awards under the Plan.

        (c)   The certificates for Shares issued hereunder may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate.

        4.2    Limitation on Awards.

        Subject to adjustments pursuant to Section 14, and subject to the last sentence of Section 4.1(a), Incentive Stock Options with respect to an aggregate of no more than 8,000,000 Shares may be granted under the Plan. Subject to adjustments pursuant to Section 14, in no event may any Optionee or Grantee receive Awards for more than 2,000,000 Shares in any one year and the maximum aggregate amount of cash that may be paid during any calendar year with respect to one or more Performance Awards payable in cash shall be $5,000,000. The aggregate Fair Market Value, determined as of the date an Option is granted, of the Common Stock for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under the Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

        4.3    Participation Limitation.

        (a)   Limitation of Ownership. No Award shall be issued under the Plan to any person who after such Award would Beneficially or Constructively Own Capital Stock of the Company in excess of the Common Stock Ownership Limit or the Capital Stock Ownership Limit, unless the foregoing restriction is expressly and specifically waived by action of the independent Directors of the Board; provided, however, that an Excepted Holder would be permitted to Beneficially or Constructively Own Shares in excess of such limits provided that such Shares are not in excess of the Excepted Holder Ownership Limit for such Excepted Holder.

        (b)   No award shall be issued under the Plan to any person who after such Award would Beneficially or Constructively Own Shares in the Company that would result in the Company being

"closely held" within the meaning of Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including but not limited to ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company (either directly or indirectly through its Subsidiaries) from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

5.     PROVISIONS APPLICABLE TO STOCK OPTIONS.

        5.1    Grant of Option.

        Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) determine and designate from time to time those employees, Directors and consultants of the Company and its Subsidiaries to whom Options are to be granted and the number of Shares to be optioned to each employee, Director and consultant; (ii) determine whether to grant Options intended to be Incentive Stock Options, or to grant Non-Qualified Stock Options, or both (to the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option); provided that Incentive Stock Options may only be granted to employees of the Company or a "subsidiary" of the Company (as defined below); (iii) determine the time or times when and the manner and condition in which each Option shall be exercisable and the duration of the exercise period; (iv) designate each Option as one intended to be an Incentive Stock Option or as a Non-Qualified Stock Option; and (v) determine or impose other conditions to the grant or exercise of Options under the Plan as it may deem appropriate. For purposes of Section 5.1(ii), the term "subsidiary" shall mean, any corporation (other than the Company) that is a "subsidiary corporation" with respect to the Company under Section 424(f) of the Code. In the event the Company becomes a subsidiary of another company, the provisions hereof applicable to subsidiaries shall, unless otherwise determined by the Committee, also be applicable to any company that is a "parent corporation" with respect to the Company under Section 424(e) of the Code.

        5.2    Option Price.

        The Option Price shall be determined by the Committee on the date the Option is granted and reflected in the Award Agreement, as the same may be amended from time to time, but shall not be less than Fair Market Value on the date of grant. Any particular Award Agreement may provide for different Option Prices for specified amounts of Shares subject to the Option. The Option Price with respect to each Incentive Stock Option, or other Option intended to qualify for relief from the restrictions of Section 162(m) of the Code, shall not be less than 100% (or, for Incentive Stock Options, 110%, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners)) of the Fair Market Value of a Share on the day the Option is granted.

        5.3    Period of Option and Vesting.

        (a)   Unless earlier expired, forfeited or otherwise terminated, each Option shall expire in its entirety upon the 10th anniversary of the date of grant or shall have such other term (which may be shorter, but not longer, in the case of Incentive Stock Options) as is set forth in the applicable Award Agreement (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option shall be no more than five years from the date of grant). The Option shall also expire, be forfeited and terminate at such times and in such circumstances as otherwise provided hereunder or under the Award Agreement.

        (b)   Each Option, to the extent that the Optionee has not had a Termination of Service and the Option has not otherwise lapsed, expired, terminated or been forfeited, shall first become exercisable according to the terms and conditions set forth in the Award Agreement, as determined by the Committee at the time of grant. Upon and after the death of an Optionee, such Optionee's Options, if and to the extent otherwise exercisable hereunder or under the applicable Award Agreement after the Optionee's death, may be exercised by the Successors of the Optionee.

        5.4    Exercisability Upon and After Termination of Optionee.

        (a)   Subject to provisions of the Award Agreement, in the event the Optionee has a Termination of Service other than by the Company or its Subsidiaries for Cause, other than by the Optionee for any reason, or other than by reason of death, Retirement or Disability, no exercise of an Option may occur after the expiration of the three-month period to follow the termination, or if earlier, the expiration of the term of the Option as provided under Section 5.3(a); provided that, if the Optionee should die after the Termination of Service, but while the Option is still in effect, the Option (if and to the extent otherwise exercisable by the Optionee at the time of death) may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3(a).

        (b)   Subject to provisions of the Award Agreement, in the event the Optionee has a Termination of Service on account of death, Disability or Retirement, the Option may be exercised until the earlier of (i) one year from the date of the Termination of Service of the Optionee, or (ii) the date on which the term of the Option expires in accordance with Section 5.3.

        (c)   Notwithstanding any other provision hereof, unless otherwise provided in the Award Agreement, if (i) the Optionee has a Termination of Service by the Company for Cause or (ii) the Optionee terminates employment with the Company and its Subsidiaries for any reason (other than on account of death, Retirement or Disability) the Optionee's Options, to the extent then unexercised, shall thereupon cease to be exercisable and shall be forfeited forthwith.

        5.5    Exercise of Options.

        (a)   Subject to vesting, restrictions on exercisability and other restrictions provided for hereunder or otherwise imposed in accordance herewith, an Option may be exercised, and payment in full of the aggregate Option Price made, by an Optionee only by written notice (in the form prescribed by the Committee) to the Company specifying the number of Shares to be purchased.

        (b)   Without limiting the scope of the Committee's discretion hereunder, the Committee may impose such other restrictions on the exercise of Incentive Stock Options (whether or not in the nature of the foregoing restrictions) as it may deem necessary or appropriate.

        (c)   If Shares acquired upon exercise of an Incentive Stock Option are disposed of in a disqualifying disposition within the meaning of Section 422 of the Code by an Optionee prior to the expiration of either two years from the date of grant of such Option or one year from the transfer of Shares to the Optionee pursuant to the exercise of such Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Optionee shall notify the Company in writing as soon as practicable thereafter of the date and terms of such disposition and, if the Company (or any affiliate thereof) thereupon has a tax-withholding obligation, shall pay to the Company (or such affiliate) an amount equal to any withholding tax the Company (or affiliate) is required to pay as a result of the disqualifying disposition.

        5.6    Payment.

        (a)   The aggregate Option Price shall be paid in full upon the exercise of the Option. Payment must be made by one of the following methods:

          (i)    a certified or bank cashier's check;

          (ii)   other than as prohibited under Section 13(k) of the Exchange Act, the proceeds of a Company loan program or third-party sale program or a notice acceptable to the Committee given as consideration under such a program, in each case if permitted by the Committee in its discretion, if such a program has been established and the Optionee is eligible to participate therein;

          (iii)  if approved by the Committee in its discretion, Shares of previously owned Common Stock, which have been previously owned for more than six months, having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price;

          (iv)  other than as prohibited under Section 13(k) of the Exchange Act, if approved by the Committee in its discretion, through the written election of the Optionee to have Shares withheld by the Company from the Shares otherwise to be received, with such withheld Shares having an aggregate Fair Market Value on the date of exercise equal to the aggregate Option Price; or

          (v)   by any combination of such methods of payment or any other method acceptable to the Committee in its discretion.

        (b)   Except in the case of Options exercised by certified or bank cashier's check, the Committee may impose limitations and prohibitions on the exercise of Options as it deems appropriate, including, without limitation, any limitation or prohibition designed to avoid accounting consequences which may result from the use of Common Stock as payment upon exercise of an Option.

        (c)   The Committee shall provide in the Award Agreement the extent (if any) to which an Option may be exercised with respect to any fractional Share, including whether any fractional Shares resulting from an Optionee's exercise may be paid in cash.

        5.7    Stock Appreciation Rights.

        The Committee, in its discretion, may also permit the Optionee to elect to exercise an Option by receiving a combination of Shares and cash, or, in the discretion of the Committee, either Shares or cash, with an aggregate Fair Market Value (or, to the extent of payment in cash, in an amount) equal to the excess of the Fair Market Value of the Shares with respect to which the Option is being exercised over the aggregate Option Price, as determined as of the day the Option is exercised.

        5.8    Exercise by Successors.

        An Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of the Optionee only by written notice (as may be prescribed by the Committee) to the Company specifying the number of Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option will be exercised as otherwise provided hereunder, in the discretion of the Company or the Committee, if and as applicable.

        5.9    Nontransferability of Option.

        Except if otherwise provided in the applicable Award Agreement, each Option granted under the Plan shall be nontransferable by the Optionee except by will or the laws of descent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated U.S. federal income taxation, (ii) does not cause any Option intended to be an Incentive Stock Option to fail to be described in Section 422(b) of the Code, (iii) does not violate applicable securities laws, and (iv) is otherwise appropriate and desirable.

        5.10    Deferral.

        The Committee may establish a program under which Participants will have Phantom Shares subject to Section 7 credited upon their exercise of Options, rather than receiving Shares at that time.

6.     PROVISIONS APPLICABLE TO RESTRICTED STOCK.

        6.1    Grant of Restricted Stock.

        (a)   In connection with the grant of Restricted Stock, whether or not performance goals (as provided for under Section 10) apply thereto, the Committee shall establish one or more vesting periods with respect to the shares of Restricted Stock granted, the length of which shall be determined in the discretion of the Committee. Subject to the provisions of this Section 6, the applicable Agreement and the other provisions of the Plan, restrictions on Restricted Stock shall lapse if the Grantee satisfies all applicable employment or other service requirements through the end of the applicable vesting period.

        (b)   Subject to the other terms of the Plan, the Committee may, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Restricted Stock to employees, Directors and consultants of the Company and its Subsidiaries; (ii) provide a specified purchase price for the Restricted Stock (whether or not the payment of a purchase price is required by any state law applicable to the Company); (iii) determine the restrictions applicable to Restricted Stock and (iv) determine or impose other conditions, including any applicable performance goals, to the grant of Restricted Stock under the Plan as it may deem appropriate.

        6.2    Certificates.

        (a)   In the discretion of the Committee, each Grantee of Restricted Stock may be issued a stock certificate in respect of Shares of Restricted Stock awarded under the Plan. A "book entry" (by computerized or manual entry) shall be made in the records of the Company to evidence an award of Restricted Stock, where no certificate is issued in the name of the Grantee. Each certificate, if any, shall be registered in the name of the Grantee and may include any legend which the Committee deems appropriate to reflect any restrictions on transfer hereunder or under the Award Agreement, or as the Committee may otherwise deem appropriate, and, without limiting the generality of the foregoing, shall bear a legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

    THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE EXTRA SPACE STORAGE INC. 2004 LONG TERM INCENTIVE COMPENSATION PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND EXTRA SPACE STORAGE INC. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICES OF EXTRA SPACE STORAGE INC. AT 2795 EAST COTTONWOOD PARKWAY, SUITE 400, SALT LAKE CITY, UT 84121.

        (b)   The Committee shall require that any stock certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed, and may in its discretion require that, as a condition of any Restricted Stock award, the Grantee shall have delivered to the Company a stock power, endorsed in blank, relating to the stock covered by such Award. If and when such restrictions so lapse, any stock certificates shall be delivered by the Company to the Grantee or his or her designee.

        6.3    Restrictions and Conditions.

        Unless otherwise provided by the Committee, the Shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

          (i)    Subject to the provisions of the Plan and the Award Agreements, during a period commencing with the date of such Award and ending on the date the period of forfeiture with respect to such Shares lapses, the Grantee shall not be permitted voluntarily or involuntarily to sell, transfer, pledge, anticipate, alienate, encumber or assign Shares of Restricted Stock awarded under the Plan (or have such Shares attached or garnished). Subject to the provisions of the Award Agreements and clauses (iii) and (iv) below, the period of forfeiture with respect to Shares granted hereunder shall lapse as provided in the applicable Award Agreement. Notwithstanding the foregoing, unless otherwise expressly provided by the Committee, the period of forfeiture with respect to such Shares shall only lapse as to whole Shares.

          (ii)   Except as provided in the foregoing clause (i), below in this clause (ii), or in Section 14, the Grantee shall have, in respect of the Shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares, and, except as provided below, the right to receive any cash dividends. The Committee may provide in the Award Agreement that cash dividends on such Shares shall be held by the Company (unsegregated as a part of its general assets) until the period of forfeiture lapses (and forfeited if the underlying Shares are forfeited), and paid over to the Grantee as soon as practicable after such period lapses (if not forfeited), or alternatively may provide for other treatment of such dividends (including without limitation the crediting of Phantom Shares in respect of dividends or other deferral provisions). Certificates for Shares (not subject to restrictions hereunder) shall be delivered to the Grantee or his or her designee promptly after, and only after, the period of forfeiture shall lapse without forfeiture in respect of such Shares of Restricted Stock.

          (iii)  Termination of Service, Except by Death, or Disability. Unless otherwise provided in the applicable Award Agreement, and subject to clause (iv) below, if the Grantee has a Termination of Service for Cause or by the Grantee for any reason other than his or her death or Disability, during the applicable period of forfeiture, then (A) all Restricted Stock still subject to restriction shall thereupon, and with no further action, be forfeited by the Grantee, and (B) the Company shall pay to the Grantee as soon as practicable (and in no event more than 30 days) after such termination an amount equal to the lesser of (x) the amount paid by the Grantee for such forfeited Restricted Stock as contemplated by Section 6.1, and (y) the Fair Market Value on the date of termination of the forfeited Restricted Stock.

          (iv)  Death or Disability of Grantee. Unless otherwise provided in the applicable Award Agreement, in the event the Grantee has a Termination of Service on account of his or her death or Disability, or the Grantee has a Termination of Service by the Company for any reason other than Cause, during the applicable period of forfeiture, then restrictions under the Plan will immediately lapse on all Restricted Stock granted to the applicable Grantee.

7.     PROVISIONS APPLICABLE TO PHANTOM SHARES.

        7.1    Grant of Phantom Shares.

        Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the applicable Award Agreement: (i) authorize the granting of Phantom Shares to employees, Directors and consultants of the Company and its Subsidiaries and (ii) determine or impose other conditions to the grant of Phantom Shares under the Plan as it may deem appropriate.

        7.2    Term.

        The Committee may provide in an Award Agreement that any particular Phantom Share shall expire at the end of a specified term.

        7.3    Vesting.

        Phantom Shares shall vest as provided in the applicable Award Agreement.

        7.4    Settlement of Phantom Shares.

        (a)   Each vested and outstanding Phantom Share shall be settled by the transfer to the Grantee of one Share; provided that, the Committee at the time of grant may provide that a Phantom Share may be settled (i) in cash at the applicable Phantom Share Value, (ii) in cash or by transfer of Shares as elected by the Grantee in accordance with procedures established by the Committee or (iii) in cash or by transfer of Shares as elected by the Company.

        (b)   Each Phantom Share shall be settled with a single-sum payment or distribution by the Company.

        (c)   Unless otherwise provided in the applicable Award Agreement, the Settlement Date with respect to a Grantee is the first day of the month to follow the Grantee's Termination of Service. Notwithstanding the foregoing, the Settlement Date, if not earlier pursuant to this Section 7.4(c), is the date of the Grantee's death.

        (d)   Notwithstanding the other provisions of this Section 7, in the event of a Change in Control, the Settlement Date shall be the date of such Change in Control and all amounts due with respect to Phantom Shares to a Grantee hereunder shall be paid as soon as practicable (but in no event more than 30 days) after such Change in Control.

        7.5    Other Phantom Share Provisions.

        (a)   Rights to payments with respect to Phantom Shares granted under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, garnishment, levy, execution, or other legal or equitable process, either voluntary or involuntary; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, attach or garnish, or levy or execute on any right to benefits payable hereunder, shall be void.

        (b)   A Grantee may designate in writing, on forms to be prescribed by the Committee, a beneficiary or beneficiaries to receive any payments payable after his or her death and may amend or revoke such designation at any time. If no beneficiary designation is in effect at the time of a Grantee's death, payments hereunder shall be made to the Grantee's estate. If a Grantee with a vested Phantom Share dies, such Phantom Share shall be settled and the Phantom Share Value in respect of such Phantom Shares paid, and any payments deferred pursuant to an election under Section 7.4(c) shall be accelerated and paid, as soon as practicable (but no later than 60 days) after the date of death to such Grantee's beneficiary or estate, as applicable.

        (c)   Phantom Shares are solely a device for the measurement and determination of the amounts to be paid to a Grantee under the Plan. Each Grantee's right in the Phantom Shares is limited to the right to receive payment, if any, as may herein be provided. The Phantom Shares do not constitute Common Stock and shall not be treated as (or as giving rise to) property or as a trust fund of any kind; provided, however, that the Company may establish a mere bookkeeping reserve to meet its obligations hereunder or a trust or other funding vehicle that would not cause the Plan to be deemed to be funded for tax purposes or for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended. The right of any Grantee of Phantom Shares to receive payments by virtue of participation in the Plan shall be no greater than the right of any unsecured general creditor of the Company.

        (d)   Notwithstanding any other provision of this Section 7, any fractional Phantom Share will be paid out in cash at the Phantom Share Value as of the Settlement Date.

        (e)   Nothing contained in the Plan shall be construed to give any Grantee any rights with respect to Shares or any ownership interest in the Company. Except as may be provided in accordance with Section 8, no provision of the Plan shall be interpreted to confer upon any Grantee any voting, dividend or derivative or other similar rights with respect to any Phantom Share.

8.     PROVISIONS APPLICABLE TO DIVIDEND EQUIVALENT RIGHTS.

        8.1    Grant of Dividend Equivalent Rights.

        Subject to the other terms of the Plan, the Committee shall, in its discretion as reflected by the terms of the Award Agreements, authorize the granting of Dividend Equivalent Rights to employees, Directors and consultants of the Company and its Subsidiaries based on the regular cash dividends declared on Common Stock, to be credited as of the dividend payment dates, during the period between the date an Award is granted, and the date such Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalent Rights shall be converted to cash or additional Shares by such formula and at such time and subject to such limitation as may be determined by the Committee. With respect to Dividend Equivalent Rights granted with respect to Options intended to be qualified performance-based compensation for purposes of Section 162(m) of the Code, such Dividend Equivalent Rights shall be payable regardless of whether such Option is exercised. If a Dividend Equivalent right is granted in respect of another Award hereunder, then, unless otherwise stated in the Award Agreement, in no event shall the Dividend Equivalent Right be in effect for a period beyond the time during which the applicable portion of the underlying Award is in effect.

        8.2    Certain Terms.

        (a)   The term of a Dividend Equivalent Right shall be set by the Committee in its discretion.

        (b)   Unless otherwise determined by the Committee, except as contemplated by Section 8.4, a Dividend Equivalent Right is exercisable or payable only while the Participant is an employee, Director or consultant.

        (c)   Payment of the amount determined in accordance with Section 8.1 shall be in cash, in Common Stock or a combination of both, as determined by the Committee.

        (d)   The Committee may impose such employment-related conditions on the grant of a Dividend Equivalent Right as it deems appropriate in its discretion.

        8.3    Other Types of Dividend Equivalent Rights.

        The Committee may establish a program under which Dividend Equivalent Rights of a type not described in the foregoing provisions of this Section 8 may be granted to Participants. For example, and without limitation, the Committee may grant a dividend equivalent right in respect of each Share subject to an Option or with respect to a Phantom Share, which right would consist of the right (subject to Section 8.4) to receive a cash payment in an amount equal to the dividend distributions paid on a Share from time to time.

        8.4    Deferral.

        (a)   The Committee may establish a program under which Participants (i) will have Phantom Shares credited, subject to the terms of Sections 7.4 and 7.5 as though directly applicable with respect thereto, upon the granting of Dividend Equivalent Rights, or (ii) will have payments with respect to Dividend Equivalent Rights deferred.

        (b)   The Committee may establish a program under which distributions with respect to Dividend Equivalent Rights may be deferred. Such program may include, without limitation, provisions for the crediting of earnings and losses on unpaid amounts, and, if permitted by the Committee, provisions under which Participants may select from among hypothetical investment alternatives for such deferred amounts in accordance with procedures established by the Committee.

9.     OTHER EQUITY-BASED AWARDS.

        The Board shall have the right to grant other Awards having such terms and conditions as the Board may determine, including the grant of shares of Capital Stock based upon certain conditions, the grant of Partnership Units based upon certain conditions and the grant of stock appreciation rights.

10.   PERFORMANCE AWARDS.

        10.1    Grant of Performance Awards.

        The Committee is authorized to grant Performance Awards to any employee and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Grantee. Performance Awards may be paid in cash, Shares, or both, as determined by the Committee.

        10.2    Cash Bonuses.

        Without limiting Section 10.1, the Committee may grant Performance Awards in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to a Grantee which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5 and shall be subject to the limitations under Section 4.2.

        10.3    Performance Based Compensation.

        (a)   The Committee, in its discretion, may determine whether an Award is to qualify as Performance-Based Compensation. If the Committee, in its discretion, decides to grant an Award that is intended to qualify as Performance-Based Compensation, then the provisions of this Section 10.3 shall control over any contrary provision contained in the Plan. The Administrator may in its discretion grant Awards that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 10.3 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Committee at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation shall be determined on the basis of GAAP.

        (b)   Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals and any performance or incentive Awards described in Section 10 that vest or becomes exercisable or payable upon the attainment of one or more specified Performance Goals.

        (c)   To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Grantees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Grantee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

        (d)   Unless otherwise provided in the applicable Award and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Grantee must be employed by the Company or a Subsidiary throughout the Performance Period. Furthermore, a Grantee shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

        (e)   Notwithstanding any other provision of the Plan, any Award which is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

11.   TAX WITHHOLDING.

        11.1    In General.

        The Company shall be entitled to withhold from any payments or deemed payments any amount of tax withholding determined by the Committee to be required by law. Without limiting the generality of the foregoing, the Committee may, in its discretion, require the Participant to pay to the Company at such time as the Committee determines the amount that the Committee deems necessary to satisfy the Company's obligation to withhold federal, state or local income or other taxes incurred by reason of (i) the exercise of any Option, (ii) the lapsing of any restrictions applicable to any Restricted Stock, (iii) the receipt of a distribution in respect of Phantom Shares or Dividend Equivalent Rights or (iv) any other applicable income-recognition event (for example, an election under Section 83(b) of the Code).

        11.2    Share Withholding.

        (a)   Upon exercise of an Option, the Optionee may, if approved by the Committee in its discretion, make a written election to have Shares then issued withheld by the Company from the Shares otherwise to be received, or to deliver previously owned Shares, in order to satisfy the liability for such withholding taxes. In the event that the Optionee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the minimum required applicable withholdings. Where the exercise of an Option does not give rise to an obligation by the Company to withhold federal, state or local income or other taxes on the date of exercise, but may give rise to such an obligation in the future, the Committee may, in its discretion, make such arrangements and impose such requirements as it deems necessary or appropriate.

        (b)   Upon lapsing of restrictions on Restricted Stock (or other income-recognition event), the Grantee may, if approved by the Committee in its discretion, make a written election to have Shares withheld by the Company from the Shares otherwise to be released from restriction, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Committee permits, such an election, the number of Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the minimum required applicable withholdings.

        (c)   Upon the making of a distribution in respect of Phantom Shares or Dividend Equivalent Rights, the Grantee may, if approved by the Committee in its discretion, make a written election to have amounts (which may include Shares) withheld by the Company from the distribution otherwise to be made, or to deliver previously owned Shares (not subject to restrictions hereunder), in order to satisfy the liability for such withholding taxes. In the event that the Grantee makes, and the Committee permits, such an election, any Shares so withheld or delivered shall have an aggregate Fair Market Value on the date of exercise sufficient to satisfy the minimum required applicable withholdings.

        11.3    Withholding Required.

        Notwithstanding anything contained in the Plan or the Award Agreement to the contrary, the Participant's satisfaction of any tax-withholding requirements imposed by the Committee shall be a condition precedent to the Company's obligation as may otherwise be provided hereunder to provide Shares to the Participant and to the release of any restrictions as may otherwise be provided hereunder, as applicable; and the applicable Option, Restricted Stock, Phantom Shares or Dividend Equivalent Rights shall be forfeited upon the failure of the Participant to satisfy such requirements with respect to, as applicable, (i) the exercise of the Option, (ii) the lapsing of restrictions on the Restricted Stock (or other income-recognition event) or (iii) distributions in respect of any Phantom Share or Dividend Equivalent Right.

12.   REGULATIONS AND APPROVALS.

        (a)   The obligation of the Company to sell Shares with respect to an Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

        (b)   The Committee may make such changes to the Plan as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain tax benefits applicable to an Award.

        (c)   Each grant of Options, Restricted Stock, Phantom Shares (or issuance of Shares in respect thereof) or Dividend Equivalent Rights (or issuance of Shares in respect thereof), or other Award under Section 9 (or issuance of Shares in respect thereof), is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Options, Shares of Restricted Stock, Phantom Shares, Dividend Equivalent Rights, other Awards or other Shares, no payment shall be made, or Phantom Shares or Shares issued or grant of Restricted Stock or other Award made, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions in a manner acceptable to the Committee.

        (d)   In the event that the disposition of stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required under the Securities Act, and the Committee may require any individual receiving Shares pursuant to the Plan, as a condition precedent to receipt of such Shares, to represent to the Company in writing that such Shares are acquired for investment only and not with a view to distribution and that such Shares will be disposed of only if registered for sale under the Securities Act or if there is an available exemption for such disposition.

        (e)   Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any Award Agreement which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

13.   INTERPRETATION AND AMENDMENTS; OTHER RULES.

        The Committee may make such rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate. Without limiting the generality of the foregoing, the Committee may (i) determine the extent, if any, to which Options, Phantom Shares or Shares (whether or not Shares of Restricted Stock) or Dividend Equivalent Rights shall be forfeited (whether or not such forfeiture is expressly contemplated hereunder); (ii) interpret the Plan and the Award Agreements hereunder, with such interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law, provided that the Committee's interpretation shall not be entitled to deference on and after a Change in Control except to the extent that such interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Change in Control; and (iii) take any other actions and make any other determinations or decisions that it deems necessary or appropriate in connection with the Plan or the administration or interpretation thereof. In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee, except as provided in clause (ii) of the foregoing sentence, shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter. The Board may amend the Plan as it shall deem advisable, except that no amendment may adversely affect a Participant with respect to an Award previously granted unless such amendments are required in order to comply with applicable laws; provided that the Board may not make any amendment in the Plan that would, if such amendment were not approved by the holders of the Common Stock, cause the Plan to fail to comply with any requirement of applicable law or regulation, unless and until the approval of the holders of such Common Stock is obtained.

14.   CHANGES IN CAPITAL STRUCTURE.

        (a)   If (i) the Company or its Subsidiaries shall at any time be involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or its Subsidiaries or a transaction similar thereto, (ii) any stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of the Company or its Subsidiaries, or any distribution to holders of Common Stock other than cash dividends, shall occur or (iii) any other event shall occur which in the judgment of the Committee necessitates action by way of adjusting the terms of the outstanding Awards, then:

  (x)
  the maximum aggregate number and kind of Shares which may be made subject to Awards under the Plan, and the limitations under Section 4.2 may be appropriately adjusted by the Committee in its discretion; and

  (y)
  the Committee shall take any such action as in its judgment shall be necessary to maintain the Participants' rights hereunder (including under their Award Agreements) with respect to Awards, so that they are substantially proportionate to the rights existing in such Awards prior to such event, including, without limitation, adjustments in (A) the number of Shares subject to any outstanding Award, (B) the number and kind of shares or other property to be distributed in respect of an Award, (C) the Option Price and Phantom Share Value, and (D) Performance Goals established in connection with a Performance Award.

Any Shares or other securities distributed to a Grantee with respect to Restricted Stock or otherwise issued in substitution of Restricted Stock shall be subject to the restrictions and requirements imposed by Section 6, including depositing the certificates therefor with the Company together with a stock power and bearing a legend as provided in Section 6.2(a).

        (b)   If the Company shall be consolidated or merged with another corporation or other entity, each Grantee who has received Restricted Stock that is then subject to restrictions imposed by Section 6.3 may be required to deposit with the successor corporation the certificates for the stock or securities or the other property that the Grantee is entitled to receive by reason of ownership of Restricted Stock in a manner consistent with Section 6.2(b), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 6.3, and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend set forth in Section 6.2(a).

        (c)   If a Change in Control shall occur, then the Committee, as constituted immediately before the Change in Control, may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control, provided that the Committee determines that such adjustments do not have an adverse economic impact on the Participant as determined at the time of the adjustments.

        (d)   The judgment of the Committee with respect to any matter referred to in this Section 14 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

15.   MISCELLANEOUS.

        15.1    No Rights to Employment or Other Service.

        Nothing in the Plan or in any grant made pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries and its shareholders to terminate the individual's employment or other service at any time.

        15.2    No Fiduciary Relationship.

        Nothing contained in the Plan (including without limitation Sections 7.5(c) and 8.4, and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust or any kind, or a fiduciary relationship between the Company or its Subsidiaries, or their officers or the Committee, on the one hand, and the Participant, the Company, its Subsidiaries or any other person or entity, on the other.

        15.3    Notices.

        All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 15.3.

        15.4    Exculpation and Indemnification.

        The Company shall indemnify and hold harmless the members of the Board and the members of the Committee from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

        15.5    Captions.

        The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

        15.6    Governing Law.

        THE PLAN SHALL BE GOVERNED BY THE LAWS OF MARYLAND WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAWS.

ANNUAL MEETING OF STOCKHOLDERS OF

EXTRA SPACE STORAGE INC.

May 21, 2008

Please sign, date, and mail

your proxy card in the

envelope provided as soon

as possible.

¯ Please detach along perforated line and mail in the envelope provided. ¯

20730300000000000000 9	052108

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

		FOR	AGAINST	ABSTAIN
1. The election of the 7 members of the Board of Directors.	2. Approval of the amendment and restatement of the Company’s 2004	☐	☐	☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

  Kenneth M. Woolley, Chairman of the Board

  Anthony Fanticola, Director

  Hugh W. Horne, Director

  Spencer F. Kirk, Director

   Joseph D. Margolis, Director

  Roger B. Porter, Director

  K. Fred Skousen, Director

Long Term Incentive Compensation
Plan.
	3. Ratification of the appointment of Ernst	☐	☐	☐
& Young LLP as the Company’s
Independent Registered Accounting Firm.
4. To vote and otherwise represent the
undersigned on any matter that may properly come before the meeting or any adjournments or postponements thereof in the discretion of the proxy holder.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ð

EXTRA SPACE STORAGE INC.

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, UT 84121

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Extra Space Storage Inc., a Maryland corporation (“the Company”), hereby revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders of the Company and the accompanying proxy statement, and hereby appoints Kenneth M. Woolley and Charles L. Allen as proxies, each with full power of substitution, to represent and vote all shares of common stock of Extra Space Storage Inc. held of record by the undersigned on March 31, 2008, at the annual meeting of stockholders of the Company to be held at the Grand America Hotel located at 555 South Main Street, Salt Lake City, UT 84111, on May 21, 2008, or any adjournments or postponements thereof.

The shares represented by this proxy will be voted as instructed by the stockholder. If this proxy is executed but no instructions are specified, the shares will be voted in accordance with the recommendations of the board of directors. If any other matter is properly presented at the annual meeting, or any adjournments or postponements thereof, this proxy will confer discretionary authority on the individuals named as proxies to vote the shares in accordance with their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 21, 2008: The Company’s proxy statement and accompanying annual report for fiscal year 2007 are available at the Company’s website www.extraspace.com under Investor Relations.

(Continued and to be signed on the reverse side)

14475

QuickLinks

TABLE OF CONTENTS
INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES
CORPORATE GOVERNANCE
MEETINGS AND COMMITTEES OF THE BOARD
DIRECTOR COMPENSATION
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
MATTERS THAT MAY BE BROUGHT BEFORE THE ANNUAL MEETING
  Item 1. Election of Directors
  Item 2. Approval of the Amendment and Restatement of the 2004 Long Term Incentive Compensation Plan
  Item 3. Ratification of Appointment of Independent Registered Public Accounting Firm
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
OTHER MATTERS
  Exhibit A
EXTRA SPACE STORAGE INC. 2004 LONG TERM INCENTIVE COMPENSATION PLAN As Amended and Restated, Effective March 25, 2008
TABLE OF CONTENTS
EXTRA SPACE STORAGE INC. 2004 LONG TERM INCENTIVE COMPENSATION PLAN